Exhibit 10.3

EXECUTION COPY

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II

as Issuing Entity

and

THE BANK OF NEW YORK MELLON

as Indenture Trustee

INDENTURE

dated as of November 2, 2011

Section 14.09 Termination Distributions	76
Section 14.10 Enhancement Provider as Third-Party Beneficiary	77
Section 14.11 Limitation of Confidentiality	77
Section 14.12 Subordination	77

EXHIBITS

EXHIBIT A	FORM OF INVESTMENT LETTER

EXHIBIT B-1	FORM OF CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE TRUSTEE BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A TEMPORARY GLOBAL NOTE

EXHIBIT B-2	FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG WITH RESPECT TO REGISTERED NOTES SOLD TO QUALIFIED INSTITUTIONAL BUYERS

EXHIBIT B-3	FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

THIS INDENTURE between NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, a statutory trust organized under the laws of the State of Delaware (the “Issuing Entity”), and THE BANK OF NEW YORK MELLON, a New York banking corporation in its capacity as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of November 2, 2011.

RECITALS OF THE ISSUING ENTITY

The Issuing Entity has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Notes to be issued in one or more fully registered or bearer Series or Classes. All things necessary to make this Indenture a valid and legally binding agreement of the Issuing Entity, in accordance with its terms, have been done.

GRANTING CLAUSE

The Issuing Entity hereby grants to the Indenture Trustee for the benefit and security of (a) the Noteholders, (b) each Enhancement Provider to an Enhancement Agreement entered into in connection with issuance of a Series or Class of Notes that expressly states that such Enhancement Provider is entitled to the benefit of the Collateral and (c) the Indenture Trustee, in its individual capacity (each, a “Secured Party”), a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to:

1.	the 2011 Collateral Certificate and all amounts distributable in respect thereof;

2.	all Dealer Notes conveyed to the Issuing Entity, all monies due (including accrued finance charges) or to become due with respect thereto and all proceeds (as defined in Section 9-102 of the UCC) of such Dealer Notes;

3.	the security interests in the Financed Vehicles related to such Dealer Notes granted by the related Dealers to secure their respective obligations under such Dealer Notes and any accessions to such security interests;

4.	any Insurance Proceeds related to such Dealer Notes;

5.	the Purchase Agreement and the Pooling and Servicing Agreement with respect to such Dealer Notes, including the right to cause NFC or the Depositor to repurchase Dealer Notes under certain circumstances;

6.	the Accounts;

7.	all Eligible Investments and all investment property, instruments, money and other property held in or through any Account;

8.	all rights, benefits and powers under any Enhancement Agreement relating to any Series or Class of Notes;

9.	all rights of enforcement with respect to any of the representations and warranties made by the Trust Beneficiary pursuant to the Trust Agreement;

10.	all present and future claims, demands, causes of and choses in action in respect of any of the foregoing and all interest, principal, payments and distributions of any nature or type on any of the foregoing;

11.	all accounts, general intangibles, chattel paper, instruments, documents, goods, money, investment property, deposit accounts, certificates of deposit, letters of credit, letter-of-credit rights and advices of credit consisting of, arising from, or relating to any of the foregoing;

12.	all proceeds of any derivative contracts between the Issuing Entity and a counterparty, as described in any Indenture Supplement; and

13.	all proceeds of the foregoing.

The collateral described above is referred to as the “Collateral.” The Security Interest in the Collateral is granted to secure the Notes (and, to the extent specified in the applicable Indenture Supplement or Enhancement Agreement, the obligations under any applicable Enhancement Agreements) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture or in the Indenture Supplement which establishes any Class of Notes, and to secure (i) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any applicable Enhancement Agreements) in accordance with their terms, (ii) the payment of all other sums payable by the Issuing Entity under this Indenture or any Indenture Supplement and (iii) compliance by the Issuing Entity with the provisions of this Indenture or any Indenture Supplement. This Indenture is a security agreement within the meaning of the UCC.

The Indenture Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Secured Parties may be protected.

Particular Notes and Enhancement Agreements will benefit from the Security Interest to the extent (and only to the extent) proceeds of and distributions on the Collateral are allocated for their benefit pursuant to this Indenture and the applicable Indenture Supplement.

AGREEMENTS OF THE PARTIES

To set forth or to provide for the establishment of the terms and conditions upon which the Notes are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a Series or Class thereof, as the case may be:

LIMITED RECOURSE

The obligation of the Issuing Entity to make payments of principal, interest and other amounts on the Notes and to make payments under Enhancement Agreements is limited in recourse as set forth in Section 7.11.

ARTICLE I

DEFINED TERMS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Defined Terms and Other Provisions of General Application.

(a) Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned them in Part I of Appendix A to the Pooling and Servicing Agreement, dated as of the date hereof, among the Issuing Entity, the Depositor and the Servicer, as it may be amended, supplemented or modified from time to time, and all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act or in the Series Supplement, either directly or by reference therein, have the meanings assigned to them therein. All references herein to “the Indenture” or “this Indenture” are to this Indenture as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Indenture unless otherwise specified. The Rules of Construction set forth in Part II of such Appendix A shall be applicable to this Indenture.

(b) If any term or provision contained in an Indenture Supplement for a Series of Notes shall conflict with or be inconsistent with any term or provision in this Indenture, the terms and provisions of such Indenture Supplement shall control in respect of such Series of Notes.

Section 1.02 Compliance Certificates and Opinions.

(a) Upon any application or request by the Issuing Entity to the Indenture Trustee to take any action under any provision of this Indenture, the Issuing Entity will furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) if required by the Trust Indenture Act an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 1.02, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. The Indenture Trustee may rely, as to authorization by the Issuing Entity of any Class of Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Section 3.10 and this Section, as applicable, in connection with the first authentication of Notes of such Class. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 11.04) will include:

(i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

(b) (i) Prior to the deposit with the Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuing Entity shall, in addition to any obligation imposed in Section 1.02(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 60 days of such deposit) to the Issuing Entity of the non-cash Collateral or other property or securities to be so deposited.

(ii) Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuing Entity shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuing Entity of the securities to be so deposited and of all other such deposits made on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuing Entity, as set forth in the certificates delivered pursuant to clause (b)(i) above and this clause (b)(ii), is 10% or more of the Outstanding Principal Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuing Entity as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Outstanding Principal Amount of the Notes.

(c) Notwithstanding Sections 11.09 and 13.07 or any other provision of this Section 1.02, the Issuing Entity may make cash payments out of the Accounts as and to the extent permitted or required by the Issuing Entity Documents.

Section 1.03 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of the Issuing Entity may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuing Entity knows that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuing Entity stating that the information with respect to such factual matters is in the possession of the Issuing Entity, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, a “Noteholder Action”) provided by this Indenture to be given or taken by Noteholders of any Series or Class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such Noteholder Action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuing Entity. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Noteholder Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Indenture Trustee and the Issuing Entity, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

(c) The ownership of Registered Notes will be proved by the Note Register.

(d) If the Issuing Entity will solicit from the Holders any Noteholder Action, the Issuing Entity may, at its option, by an Officer’s Certificate, fix in advance a record date for the determination of Holders entitled to give direction with respect to such Noteholder Action, but the Issuing Entity will have no obligation to do so. If the Issuing Entity does not so fix a record date, such record date will be the later of thirty (30) days before the first solicitation of such Noteholder Action or the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section 9.01 before such solicitation. Any direction with respect to such Noteholder Action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such Noteholder Action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuing Entity in reliance thereon whether or not notation of such action is made upon such Note.

Section 1.05 Notices, etc. All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Issuing Entity Document to be made upon, given or furnished to or filed with the Depositor, the Servicer, the Indenture Trustee, the Issuing Entity, the Paying Agent, the Owner Trustee or the Rating Agencies shall be delivered as specified in Appendix B to the Pooling and Servicing Agreement. The Issuing Entity shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuing Entity.

Section 1.06 Notices to Noteholders; Waiver to Noteholders.

(a) Where this Indenture, any Indenture Supplement or any Registered Note provides for notice to Registered Noteholders of any event, such notice will be sufficiently given (unless otherwise herein, in such Indenture Supplement or in such Registered Note expressly provided) if in writing and mailed, first-class postage prepaid, sent by facsimile, sent by electronic transmission or personally delivered to each Holder of Registered Note affected by such event, at such Noteholder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Noteholders is given by mail, facsimile, electronic transmission or delivery neither the failure to mail, send by facsimile, electronic transmission or deliver such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given. Where this Indenture, any Indenture Supplement or any Registered Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Registered Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(b) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Registered Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuing Entity will be deemed to be a sufficient giving of such notice.

(c) With respect to any Class of Notes, the applicable Indenture Supplement may specify different or additional means of giving notice to the Holders of the Notes of such Class.

(d) Where this Indenture provides for notice to any Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance have a material adverse effect on the interests of the Noteholders.

Section 1.07 Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an “incorporated provision”) included in this Indenture by operation of, Sections 3.10 to 3.18, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

Section 1.09 Successors and Assigns. All covenants and agreements in this Indenture by the Issuing Entity will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

Section 1.10 Separability. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 1.11 Benefits of Indenture. Nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, any Enhancement Providers (to the extent specified in the applicable Enhancement Agreement) and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12 Governing Law. This Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 1.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.14 Indenture Referred to in the Trust Agreement. This is the Indenture referred to in the Trust Agreement.

Section 1.15 Waiver of Jury Trial. EACH OF THE ISSUING ENTITY AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 1.16 Force Majeure. In no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Indenture Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

ARTICLE II

NOTE FORMS

Section 2.01 Forms Generally. The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuing Entity, as evidenced by the Issuing Entity’s execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes, set forth in an exhibit to the related Indenture Supplement are part of the terms of the Indenture, as applicable to the respective Series.

The Definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuing Entity, as evidenced by the Issuing Entity’s execution of such Notes, subject, with respect to the Notes of any Series or Class, to the rules of any securities exchange on which such Notes are listed.

Section 2.02 Forms of Notes. Each Note will be in one of the forms approved from time to time by or pursuant to an Indenture Supplement. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuing Entity Certificate, the Issuing Entity will deliver to the Indenture Trustee the Issuing Entity Certificate by or pursuant to which such form of Note has been approved, which Issuing Entity Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuing Entity Certificate authorizes a specific officer or officers of the Trust Beneficiary to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Each Note must be authenticated by the Indenture Trustee as set forth in Section 2.03 (the “Indenture Trustee’s Certificate of Authentication”).

Section 2.03 Form of Indenture Trustee’s Certificate of Authentication.The form of Indenture Trustee’s Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series or Class designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee,

By:
Indenture Trustee Authorized Officer

Dated:

Section 2.04 Notes Issuable in the Form of a Global Note.

(a) If the Issuing Entity establishes pursuant to Sections 2.02 and 3.01 that the Notes of a particular Series or Class are to be issued in whole or in part in the form of one or more Global Notes, then the Issuing Entity will execute and the Indenture Trustee or its agent will, in accordance with Section 3.03 and the Issuing Entity Certificate delivered to the Indenture Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which, unless otherwise provided in the applicable Indenture Supplement (i) will represent, and will be denominated in an amount equal to the aggregate Stated Principal Amount (or in the case of Discount Notes, the aggregate Stated Principal Amount at the Expected Principal Distribution Date of such Notes) of the Outstanding Notes of such Series or Class to be represented by such Global Note or Notes, or such portion thereof as the Issuing Entity will specify in an Issuing Entity Certificate, (ii) in the case of Registered Notes, will be registered in the name of the Depository for such Global Note or Notes or its nominee, (iii) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository’s instruction, (iv) if applicable, will bear a legend substantially to the following effect: “Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuing Entity or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein” and (v) may bear such other legend as the Issuing Entity, upon advice of counsel, deems to be applicable.

(b) Notwithstanding any other provisions of this Section 2.04 or of Section 3.05, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuing Entity, or to a nominee of such successor Depository.

(c) With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture Supplement:

(i) If at any time the Depository for a Global Note notifies the Issuing Entity that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes for such Series or Class ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuing Entity will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuing Entity within ninety (90) days after the Issuing Entity receives such notice or becomes aware of such ineligibility, the Issuing Entity will execute, and the Indenture Trustee or its agent, upon receipt of an Issuing Entity Certificate requesting the authentication and delivery of individual Notes of such Series or Class in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series or Class of like tenor and terms in an aggregate Stated Principal Amount equal to the Stated Principal Amount of the Global Note in exchange for such Global Note.

(ii) The Issuing Entity may at any time and in its sole discretion determine that the Notes of any Series or Class or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuing Entity will execute, and the Indenture Trustee, upon receipt of an Issuing Entity Certificate requesting the authentication and delivery of individual Notes of such Series or Class in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series or Class of like tenor and terms in definitive form in an aggregate Stated Principal Amount equal to the Stated Principal Amount of such Global Note or Notes representing such Series or Class or portion thereof in exchange for such Global Note or Notes.

(iii) If specified by the Issuing Entity pursuant to Sections 2.02 and 3.01 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series or Class of like tenor and terms in definitive form on such terms as are acceptable to the Issuing Entity and such Depository. Thereupon the Issuing Entity will execute, and the Indenture Trustee or its agent will authenticate and deliver, upon delivery by the Issuing Entity of an authentication order to the Indenture Trustee, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series or Class of like tenor and terms and of any authorized denomination as requested by such Person in aggregate Stated Principal Amount equal to and in exchange for such Person’s beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Stated Principal Amount of the surrendered Global Note and the aggregate Stated Principal Amount of Notes delivered to the Holders thereof.

(iv) If any Event of Default has occurred with respect to such Global Notes, and Holders of Notes evidencing not less than 50% of the unpaid Outstanding Principal Amount of the Global Notes of that Class advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Noteholders, the Holders of Global Notes of that Class may exchange such Notes for individual Notes.

(v) In any exchange provided for in any of the preceding three paragraphs, the Issuing Entity will execute and the Indenture Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Stated Principal Amount of a Global Note for individual Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

Section 2.05 Temporary Global Notes and Permanent Global Notes.

(a) If specified in the applicable Indenture Supplement for any Series or Class, all or any portion of a Global Note may initially be issued in the form of a single temporary global Registered Note (the “Temporary Global Note”), without interest coupons, in the denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the exhibit with respect thereto attached to the applicable Indenture Supplement. The Temporary Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Notes in definitive form. The Temporary Global Note may be exchanged as described below or in the applicable Indenture Supplement for permanent global Registered Notes (the “Permanent Global Notes”).

(b) Unless otherwise provided in the applicable Indenture Supplement, exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes will be made as provided in this clause. The Trust Beneficiary will, upon its determination of the date of completion of the distribution of the Notes of such Series or Class, so advise the Indenture Trustee, the Issuing Entity, the Foreign Depository, and each foreign clearing agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Issuing Entity will execute and deliver to the Indenture Trustee at its London office or its designated agent outside the United States Permanent Global Notes in bearer or registered form (as specified in the applicable Indenture Supplement) in an aggregate principal amount equal to the entire aggregate principal amount of such Series or Class. The Temporary

Global Note may be exchanged for an equal aggregate principal amount of Permanent Global Notes only on or after the Exchange Date. A United States person may exchange the portion of the Temporary Global Note beneficially owned by it only for an equal aggregate principal amount of Permanent Global Notes in registered form bearing the applicable legend set forth in the form of Registered Note attached to the applicable Indenture Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Issuing Entity so elects. The Issuing Entity may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Permanent Global Notes in accordance with this clause, the Issuing Entity will cause the Indenture Trustee to authenticate and deliver the Permanent Global Notes to the Holder according to the instructions of the Holder, but only upon presentation to the Indenture Trustee of a written statement substantially in the form of Exhibit B-1 (or such other form as the Issuing Entity may determine) with respect to the Temporary Global Note, or portion thereof being exchanged, signed by a foreign clearing agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Temporary Global Note, or a portion thereof being exchanged, by a United States institutional investor pursuant to this clause, the certificate in the form of Exhibit B-2 (or such other form as the Issuing Entity may determine) signed by the Trust Beneficiary which sold the relevant Notes or (ii) in all other cases, the certificate in the form of Exhibit B-3 (or such other form as the Issuing Entity may determine), the certificate referred to in this clause (ii) being dated on the earlier of the first payment of interest in respect of such Note and the date of the delivery of such Note in definitive form. Upon receipt of such certification, the Indenture Trustee will cause the Temporary Global Note to be endorsed in accordance with clause (d) below. Any exchange as provided in this Section will be made free of charge to the Holders and the beneficial owners of the Temporary Global Note and to the beneficial owners of the Permanent Global Note issued in exchange, except that a person receiving the Permanent Global Note must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Permanent Global Note in person at the offices of a foreign clearing agency.

(c) The delivery to the Indenture Trustee by a foreign clearing agency of any written statement referred to above may be relied upon by the Issuing Entity and the Indenture Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such foreign clearing agency pursuant to the terms of this Indenture.

(d) Upon any such exchange of all or a portion of the Temporary Global Note for a Permanent Global Note or Notes, such Temporary Global Note will be endorsed by or on behalf of the Indenture Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Permanent Global Note or Notes. Until so exchanged in full, such Temporary Global Note will in all respects be entitled to the same benefits under this Indenture as Permanent Global Notes authenticated and delivered hereunder except that the beneficial owners of such Temporary Global Note will not be entitled to receive payments of interests on the Notes until they have exchanged their beneficial interests in such Temporary Global Note for Permanent Global Notes.

Section 2.06 Beneficial Ownership of Global Notes. Until Definitive Notes have been issued to the applicable Noteholders pursuant to Section 2.04 or as otherwise specified in any applicable Indenture Supplement, (a) the Issuing Entity and the Indenture Trustee may deal with the applicable clearing agency and the clearing agency’s participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and (b) the rights of the respective Note Owners will be exercised only through the applicable clearing agency and the clearing agency’s participants and will be limited to those established by law and agreements between such Note Owners and the clearing agency and/or the clearing agency’s participants. Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to Section 2.04, the clearing agency will make book-entry transfers among the clearing agency’s participants and receive and transmit distributions of principal and interest on the related Notes to such clearing agency’s participants. For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency and the clearing agency’s participants) owning interests in Notes evidencing the requisite percentage of principal amount of Notes.

Section 2.07 Notices to Depository. Whenever any notice or other communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository.

ARTICLE III

THE NOTES

Section 3.01 General Title; General Limitations; Issuable in Series; Terms of a Series or Class.

(a) The aggregate Stated Principal Amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

(b) The Notes may be issued in one or more Series or Classes up to an aggregate Stated Principal Amount of Notes as from time to time may be authorized by the Issuing Entity. All Notes of each Series or Class under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series or Class without preference, priority or distinction on account of the actual time of the authentication and delivery or the Expected Principal Distribution Date or Legal Final Maturity Date of the Notes of such Series or Class, except as specified in the applicable Indenture Supplement for such Series or Class.

(c) Each Note issued must be part of a Series or Class of Notes for purposes of allocations pursuant to Article V. A Series of Notes is created pursuant to an Indenture Supplement. A Class of Notes of that Series is created pursuant to such Indenture Supplement.

(d) Each Series of Notes may, but need not be, subdivided into multiple Classes. Unless the context otherwise requires, references herein to a Class of Notes include a Series of Notes that has not been subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.

(e) There shall also be established in or pursuant to an Indenture Supplement or pursuant to an Issuing Entity Certificate or terms document related to the applicable Indenture Supplement before the initial issuance of Notes of each such Series or Class, provision for:

(i) the series designation;

(ii) the Stated Principal Amount of the Notes;

(iii) whether such Notes are of a particular Class of Notes;

(iv) the currency or currencies in which such Notes will be denominated and in which payments of principal of, and interest on, such Notes will or may be payable;

(v) if the principal of or interest, if any, on such Notes are to be payable, at the election of the Issuing Entity thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

(vi) if the amount of payments of principal of or interest, if any, on such Notes may be determined with reference to an index based on (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the prices of one or more other securities or groups or indexes of securities or (C) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

(vii) the price or prices at which the Notes will be issued;

(viii) the times at which such Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

(ix) the rate per annum at which such Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

(x) each Transfer Date, Distribution Date, Expected Principal Distribution Date and Legal Final Maturity Date for such Notes;

(xi) the Initial Principal Amount of such Notes, and the means for calculating the Outstanding Principal Amount of such Notes;

(xii) whether or not application will be made to list such Notes on any securities exchange;

(xiii) any Events of Default or Early Redemption Events with respect to such Notes, if not set forth herein and any additions, deletions or other changes to the Events of Default or Early Redemption Events set forth herein that will be applicable to such Notes (including a provision making any Event of Default or Early Redemption Event set forth herein inapplicable to the Notes of that Series or Class);

(xiv) the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement creating such Series or Class;

(xv) if such Notes will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depository for such Global Note or Global Notes;

(xvi) the subordination of such Notes to any other indebtedness of the Issuing Entity, including without limitation, the Notes of any other Series or Class;

(xvii) if such Notes are to have the benefit of any Enhancement Agreement, the terms and provisions of such Enhancement Agreement;

(xviii) the Note Record Date for any Distribution Date of such Notes, if different from (a) the last day of the calendar month ending prior to that Transfer Date, if such Notes are in definitive form, or (b) the day before the related Transfer Date, if such Notes are in book-entry form;

(xix) the controlled accumulation amount, if any, the controlled amortization amount, if any, or other principal amortization amount, if any, scheduled for such Notes;

(xx) the Overcollateralization Amount, if any, for such Series or Class of Notes; and

(xxi) any other terms of such Notes;

all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series or Class.

(f) The form of the Notes of each Series or Class will be established pursuant to the provisions of this Indenture and the related Indenture Supplement creating such Series or Class. The Notes of each Series or Class will be distinguished from the Notes of each other Series or Class in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuing Entity may determine.

(g) Unless otherwise provided with respect to Notes of a particular Series or Class, the Notes of any particular Series or Class will be issued in registered form, without coupons.

(h) Any terms or provisions in respect of the Notes of any Series or Class issued under this Indenture may be determined pursuant to this Section by providing in the applicable Indenture Supplement for the method by which such terms or provisions will be determined.

(i) The Notes of each Series or Class may have such Expected Principal Distribution Date or Dates or Legal Final Maturity Date or Dates, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Notes registered as such on such Note Record Dates, or may bear no interest, and have such terms, all as will be provided for in or pursuant to the applicable Indenture Supplement.

Section 3.02 Denominations. The Notes of each Class will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Registered Notes of any Class, the Registered Notes of that Class will be issued in denominations of $1,000 and multiples thereof.

Section 3.03 Execution, Authentication and Delivery and Dating.

(a) The Notes will be executed on behalf of the Issuing Entity by an Issuing Entity Authorized Officer. The signature of any officer of the Trust Beneficiary or the Owner Trustee on the Notes may be manual or facsimile.

(b) Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuing Entity Authorized Officer will bind the Issuing Entity, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

(c) At any time and from time to time after the execution and delivery of this Indenture, the Issuing Entity may deliver Notes executed by the Issuing Entity to the Indenture Trustee for authentication; and the Indenture Trustee will, upon request by an Officer’s Certificate, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

(d) Before any such authentication and delivery, the Indenture Trustee will be provided with, in addition to any Officer’s Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 1.02, the Issuing Entity Certificate and any other opinion or certificate relating to the issuance of the Series or Class of Notes required to be furnished pursuant to Section 2.02 or Section 3.10.

(e) The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee’s own rights, duties or immunities under the Notes and this Indenture.

(f) Unless otherwise provided in the form of Note for any Series or Class, all Notes will be dated the date of their authentication.

(g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 3.04 Temporary Notes.

(a) Pending the preparation of Definitive Notes of any Class, the Issuing Entity may execute, and, upon receipt of the documents required by Section 3.03, together with an Officer’s Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuing Entity may determine, as evidenced by the Issuing Entity’s execution of such Notes.

(b) If temporary Notes of any Class are issued, the Issuing Entity will cause Definitive Notes of such Class to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes of such Class will be exchangeable for Definitive Notes of such Class upon surrender of the temporary Notes of such Class at the office or agency of the Issuing Entity in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Notes the Issuing Entity will execute and the Indenture Trustee will authenticate and deliver in exchange therefor a like Stated Principal Amount of Definitive Notes of such Class of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Class will in all respects be entitled to the same benefits under this Indenture as Definitive Notes of such Class.

Section 3.05 Registration, Transfer and Exchange.

(a) The Issuing Entity will keep or cause to be kept a register (herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuing Entity will provide for the registration of Registered Notes, or of Registered Notes of a particular Class, and for transfers of Registered Notes, or of Registered Notes of such Class. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Indenture Trustee at the office or agency to be maintained by the Issuing Entity as provided in Section 11.02.

(b) Subject to Section 2.04, upon surrender for transfer of any Registered Note of any Class at the office or agency of the Issuing Entity in a Place of Payment, if the requirements of Section 8-401(a) of the UCC are met, the Issuing Entity will execute, and, upon receipt of such surrendered note, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of such Class of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Principal Distribution Date and Legal Final Maturity Date and of like terms.

(c) Subject to Section 2.04, at the option of the Holder, Notes of any Class may be exchanged for other Notes of such Class of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Principal Distribution Date and Legal Final Maturity Date and of like terms, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuing Entity will execute, and the Indenture Trustee will authenticate and deliver the Notes which the Noteholders making the exchange are entitled to receive.

(d) All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuing Entity, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

(e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuing Entity or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuing Entity and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

(f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuing Entity may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 3.04 or 10.06 not involving any transfer.

(g) None of the Issuing Entity, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(h) The Issuing Entity initially appoints the Indenture Trustee to act as Note Registrar for the Registered Notes on its behalf. The Issuing Entity may at any time and from time to time authorize any Person to act as Note Registrar in place of the Indenture Trustee with respect to any Class of Notes issued under this Indenture.

(i) Registration of transfer of Notes containing the following legend or to which the following legend is applicable:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

will be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act other than Rule 144A under the Securities Act or Rule 903 or Rule 904 of Regulation S under the Securities Act, the transferor or the transferee will deliver, at its expense, to the Issuing Entity and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment letter attached hereto as Exhibit A or such other form as the Issuing Entity may determine, and no registration of transfer will be made until such letter is so delivered. Notes issued upon registration or transfer of, or Notes issued in exchange for, Notes bearing the legend referred to above will also bear such legend unless the Issuing Entity, the Trustee and the Note Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

Whenever a Note containing the legend referred to above is presented to the Note Registrar for registration of transfer, the Note Registrar will promptly seek instructions from the Issuing Entity regarding such transfer and will be entitled to receive an Issuing Entity Certificate prior to registering any such transfer. The Issuing Entity hereby agrees to indemnify the Note Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause.

By accepting a Note, each purchaser and transferee shall be deemed to represent and warrant that either (a) it is not acquiring the Note with assets of (i) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, (ii) a “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or plan in such entity or (iv) any other plan that is subject to any law that is substantially similar to ERISA or Section 4975 of the Code or (b) the acquisition and holding of the Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar applicable law.

Section 3.06 Mutilated, Destroyed, Lost and Stolen Notes.

(a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Issuing Entity and the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuing Entity and the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuing Entity or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuing Entity will execute and upon its request the

Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series or Class, Expected Principal Distribution Date, Legal Final Maturity Date and Stated Principal Amount, bearing a number not contemporaneously Outstanding.

(b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuing Entity in its discretion may, instead of issuing a new Note, pay such Note.

(c) Upon the issuance of any new Note under this Section, the Issuing Entity may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

(d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuing Entity, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Series or Class duly issued hereunder.

(e) The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 3.07 Payment of Interest; Interest Rights Preserved.

(a) Unless otherwise provided with respect to such Note pursuant to Section 3.01, interest payable on any Registered Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Note Record Date.

(b) Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

Section 3.08 Persons Deemed Owners. The Issuing Entity, the Indenture Trustee, the Owner Trustee, the Trust Beneficiary and any agent of the Issuing Entity, the Indenture Trustee, the Owner Trustee, or the Trust Beneficiary may treat the Person who is proved to be the owner of such Note pursuant to Section 1.04(c) as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 3.07) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Trust Beneficiary, or any agent of the Issuing Entity, the Indenture Trustee, the Owner Trustee, or the Trust Beneficiary will be affected by notice to the contrary.

Section 3.09 Cancellation. All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuing Entity may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuing Entity may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuing Entity upon its request therefor.

Section 3.10 New Issuances of Notes.

(a) The Issuing Entity may issue additional Notes of an existing Series, Class or Sub-Class or issue a new Series of Notes, so long as the following conditions of issuance are met:

(i) on or before the tenth Business Day before the date that the new issuance of Notes is to occur, the Issuing Entity or the Administrator gives the Indenture Trustee and the Rating Agencies written notice of the issuance, which notice may be waived by the recipient;

(ii) the Issuing Entity or the Administrator on its behalf delivers to the Indenture Trustee an Issuing Entity Certificate stating that the Issuing Entity or the Administrator reasonably believes, based on the facts known to such officer at the time of such certification:

(A) the new issuance will not at the time of its occurrence cause an Early Redemption Event or Event of Default under any Outstanding Series of Notes;

(B) all instruments furnished to the Indenture Trustee conform to the requirements of this Indenture and constitute sufficient authority under the Indenture for the Indenture Trustee to authenticate and deliver the Notes; and

(C) the form and terms of the Notes have been established in conformity with the provisions of the Indenture.

(iii) the Issuing Entity or the Administrator on its behalf delivers to the Indenture Trustee and the Rating Agencies a Tax Opinion with respect to the new issuance;

(iv) the Rating Agency Condition with respect to each outstanding Series of Notes shall have been satisfied with respect to such new issuance;

(v) after giving effect to such issuance, the Seller’s Interest is at least equal to the Minimum Seller’s Interest;

(vi) no Early Redemption Event with respect to any Series of Notes has occurred and is continuing as of the date of the new issuance; and

(vii) any other conditions specified in the related Indenture Supplement are satisfied.

(b) The Issuing Entity and the Indenture Trustee will not be required to obtain the consent of any Securityholders to issue any additional Notes or Certificates of any series or class.

(c) There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Class, so long as the conditions described in paragraph (a) are met. As of the date of any additional issuance of Notes of an Outstanding Class of Notes, the Stated Principal Amount, Outstanding Principal Amount and Nominal Liquidation Amount of that Class will be increased to reflect the principal amount of the additional Notes. If the additional Notes are a Class of Notes that has the benefit of a Enhancement Agreement, the Issuing Entity will enter into a Enhancement Agreement for the benefit of the additional Notes. The targeted deposits, if any, to the principal funding Sub-Account will be increased proportionately to reflect the principal amount of the additional Notes. When issued, the additional Notes of a Class will be identical in all respects to the other Outstanding Notes of that Class and will be equally and ratably entitled to the benefits of the Indenture and the related Indenture Supplement as the other Outstanding Notes of that Class without preference, priority or distinction.

Section 3.11 Specification of Overcollateralization Amount and other Terms with Respect to each Class

(a) The applicable Indenture Supplement for each Class of Notes will specify the subordination, if any, and Overcollateralization Amount, if any, for each Series or Class of Notes.

(b) The Issuing Entity may change the subordination for any Class of Notes or the Overcollateralization Amount, if any, for any Class or Series of Notes at any time without the consent of any Noteholders so long as the Issuing Entity has (i) satisfied the Rating Agency Condition with respect to any Outstanding Notes in that Series or Class, as applicable and (ii) delivered to the Indenture Trustee and the Rating Agencies a Tax Opinion.

Section 3.12 CUSIP Numbers. The Issuing Entity in issuing the Notes may use “CUSIP” numbers (if then generally in use) and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to the Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuing Entity will promptly notify the Indenture Trustee and the Servicer in writing of any change in the “CUSIP” numbers.

ARTICLE IV

ACCOUNTS AND INVESTMENTS

Section 4.01 Receipts. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Indenture Trustee in connection with the Collateral (collectively, the “Receipts”). The Indenture Trustee will hold all Receipts and will apply them as provided in this Indenture.

Section 4.02 Accounts.

(a) The Issuing Entity will establish and maintain an Eligible Deposit Account (the “Collections Account”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. Unless otherwise specified herein or in the other Issuing Entity Documents, all Receipts shall be deposited into the Collections Account. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collections Account and in all proceeds thereof for the benefit of the Secured Parties.

(b) The Issuing Entity will establish and maintain an Eligible Deposit Account (the “Excess Funding Account”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. Funds shall be deposited into and withdrawn from the Excess Funding Account and applied as specified in this Indenture and the related Indenture Supplements. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof for the benefit of the Secured Parties.

(c) The Issuing Entity will establish and maintain an Eligible Deposit Account (the “Servicer Transition Fee Account”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. Any interest and earnings (net of losses and investment expenses ) received on the Servicer Transition Fee Account shall be retained in the Servicer Transition Fee Account. Funds on deposit in the Servicer Transition Fee Account shall be withdrawn and applied in accordance with Section 3.09(a) of the Pooling and Servicing Agreement. If on any Transfer Date, the amount on deposit in the Servicer Transition Fee Account exceeds the Servicer Transition Fee Account Target Amount, upon receiving written directions from the Servicer, the Indenture Trustee shall distribute such excess to the Servicer or, if NFC is not the Servicer, to NFC.

(d) From time to time in connection with the issuance of a Series or Class of Notes, the Indenture Trustee may establish one or more Eligible Deposit Accounts (each such account, a “Supplemental Account”) in the name of the Indenture Trustee in accordance with the terms of the applicable Indenture Supplement. Any Supplemental Account will receive deposits as set forth in the applicable Indenture Supplement.

(e) Except as expressly provided in this Indenture, the Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof for the benefit of the Secured Parties, but the Indenture Trustee shall have no right of set-off or banker’s lien against and no right to otherwise deduct from any funds held in any Account for any amount owed to it by the Issuing Entity, the Servicer, any Holder, any Enhancement Provider or any other Person.

(f) If, at any time, the institution holding an Account ceases to be an Eligible Institution, the Issuing Entity will within ten (10) Business Days of the Servicer having received notice or knowledge thereof (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent in writing) establish a new Account that is a Eligible Deposit Account and shall transfer any cash and/or investments to such new Account. From the date such new Account is established, it will replace the Account that became ineligible.

(g) All payments to be made from time to time by or on behalf of the Indenture Trustee to Noteholders out of funds in the Accounts pursuant to this Indenture will be sent by or on behalf of the Indenture Trustee to the Paying Agent not later than noon Eastern Standard Time on the applicable Distribution Date or earlier, if necessary, or as otherwise provided in Article V or the applicable Indenture Supplement, but only to the extent of available funds in the applicable Account or Sub-Account.

Section 4.03 Investment of Funds in the Accounts.

(a) Funds on deposit in the Accounts will be invested and reinvested by the Paying Agent, on behalf of the Indenture Trustee, at the written direction of the Issuing Entity in one or more Eligible Investments. The Issuing Entity may authorize the Paying Agent, on behalf of the Indenture Trustee, to make specific investments pursuant to written instructions, in such amounts as the Issuing Entity will specify. Notwithstanding the foregoing, funds held by the Paying Agent in any of the Accounts will be invested in Eligible Investments that will mature in each case no later than the date on which such funds in the Accounts are scheduled to be transferred or distributed by the Indenture Trustee pursuant to this Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Transfer Date).

(b) All funds deposited from time to time in the Accounts pursuant to this Indenture and all investments made with such funds will be held by the Paying Agent in the Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee for the purposes set forth herein.

(c) Funds and other property in any of the Accounts will not be commingled with any other funds or property of the Issuing Entity, the Indenture Trustee or the Paying Agent. The Indenture Trustee shall hold each Eligible Investment that constitutes investment property through a securities intermediary, which securities intermediary shall be the Paying Agent. Each of the Paying Agent and the Indenture Trustee hereby agree that (A) such investment property at all times shall be credited to a securities account of the Paying Agent, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such arrangement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York. The Paying Agent shall maintain possession of each other Eligible Investment not described in the preceding sentence above in the State of New York separate and apart from all other property held by the Paying Agent. Notwithstanding any other provision of this Indenture, neither the Indenture Trustee nor the Paying Agent shall hold any Eligible Investment through an agent except as expressly permitted by this Section 4.03(c). Each term used in this Section 4.03(c) and defined in the New York UCC shall have the meaning set forth in the New York UCC.

(d) On each Transfer Date, the Indenture Trustee will treat all interest and earnings (net of losses and investment expenses) received since the preceding Transfer Date on funds on deposit in the Collections Account and the Excess Funding Account as Investment Income. Unless otherwise stated in the related Indenture Supplement, for purposes of determining the availability of funds or the balance in the Supplemental Accounts for any reason under this Indenture or any Indenture Supplement, investment earnings on such funds shall be deemed not to be available or on deposit. Subject to Section 8.01(d), neither the Indenture Trustee nor the Paying Agent will in any way be held liable by reason of any insufficiency in such Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s or the Paying Agent’s failure to make payments on such Eligible Investments issued by the Indenture Trustee or the Paying Agent, as applicable, in its commercial capacity, in accordance with their terms.

(e) Funds on deposit in the Accounts will be invested and reinvested by the Paying Agent to the fullest extent practicable, in such manner as the Paying Agent will from time to time determine, but only in one or more Eligible Investments, upon the occurrence of any of the following events:

(i) the Issuing Entity will have failed to give investment directions to the Indenture Trustee; or

(ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to Section 7.02.

ARTICLE V

ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 5.01 Allocation of Collections, Dealer Note Losses and Other Amounts. Finance Charge Collections, Principal Collections and Dealer Note Losses (together with Noteholder Available Principal Amounts, Noteholder Available Interest Amounts and Noteholder Allocated Dealer Note Losses and other amounts allocated to the 2011 Collateral Certificate) shall be allocated and applied to each Series of Notes as specified in the related Indenture Supplement.

Section 5.02 Principal Sharing Groups; Excess Interest Sharing Groups; Interest Reallocation Groups.

(a) On each Business Day, Excess Available Principal Amounts for such Business Day for all Series of Notes in a particular Principal Sharing Group shall be allocated among the Outstanding Series of Notes in that Principal Sharing Group with Series Available Principal Amounts Shortfalls for such Business Day up to the amount of such shortfalls. If on any Business Day the aggregate of Excess Available Principal Amounts for such Business Day for all Series of Notes in a particular Principal Sharing Group is less than the aggregate amount of Series Available Principal Amounts Shortfalls for such Business Day for all Series in such Principal Sharing Group, Excess Available Principal Amounts for all Series in such Principal Sharing Group will be allocated pro rata among the Series of Notes with Series Available Principal Amounts Shortfalls in that Principal Sharing Group on the basis of their respective Series Available Principal Amounts Shortfalls. With respect to any Business Day prior to the 1995 Trust Termination Date, if the aggregate Excess Available Principal Amounts for such Business Day for all Series of Notes in a particular Principal Sharing Group is less than the aggregate amount of Series Available Principal Amounts Shortfalls for such Business Day for all Series in that Principal Sharing Group, the shortfall shall be deemed a Principal Shortfall for the 2011 Collateral Certificate for such Business Day. Any Shared Principal Collections allocated to the 2011 Collateral Certificate as a result of any such Principal Shortfall shall be allocated pro rata among the Series of Notes with remaining Series Available Principal Amounts Shortfalls on the basis of such remaining shortfalls up to the amount of such shortfalls. If the aggregate Excess Available Principal Amounts for such Business Day for all Series of Notes in a particular Principal Sharing Group is greater than the aggregate amount of Series Available Principal Amounts Shortfalls for such Business Day for all Series in that Principal Sharing Group, the excess shall be distributed (i) if such Business Day is prior to the 1995 Trust Termination Date, in the following order of priority, (A) in the discretion of the Depositor, be used to make payments on the principal balance of any Series of variable funding Notes, or (B) be deemed Shared Principal Collections from the 2011 Collateral Certificate and allocated in accordance with the 1995 Pooling and Servicing Agreement or (ii) if such Business Day is after the 1995 Trust Termination Date, in the following order of priority, (A) in the discretion of the Depositor, be used to make payments on the principal balance of any Series of variable funding Notes, so long as after making such payment and any deposit pursuant to clause (B) below, the Seller’s Interest shall not be less than the Minimum Seller’s Interest, (B) be deposited into the Excess Funding Account to the extent necessary to maintain the Seller’s Interest at an amount equal to (or, in the discretion of the Depositor, greater than) the Minimum Seller’s Interest or (C) be distributed to the Depositor or the Certificateholders in accordance with the Trust Agreement.

(b) On each Transfer Date, Excess Available Interest Amounts for such Transfer Date for all Series of Notes in a particular Excess Interest Sharing Group shall be allocated among the Outstanding Series of Notes in that Excess Interest Sharing Group with Series Available Interest Amounts Shortfalls for such Transfer Date up to the amount of such shortfalls. If on any Transfer Date the aggregate of Excess Available Interest Amounts for such Transfer Date for all Series of Notes in a particular Excess Interest Sharing Group is less than the aggregate amount of Series Available Interest Amounts Shortfalls for such Transfer Date for all Series in such Excess Interest Sharing Group, Excess Available Interest Amounts for all Series in such Excess Interest Sharing Group will be allocated pro rata among the Series of Notes with Series Available Interest Amounts Shortfalls in that Excess Interest Sharing Group on the basis of their respective Series Available Interest Amounts Shortfalls. If such Transfer Date relates to a Due Period prior to the 1995 Trust Termination Date and the aggregate Excess Available Interest Amounts for such Transfer Date for all Series of Notes in a particular Excess Interest Sharing Group is less than the aggregate amount of Series Available Interest Amounts Shortfalls for such Transfer Date for all Series in that Excess Interest Sharing Group, the shortfall shall be deemed an Interest Shortfall for the 2011 Collateral Certificate for such Transfer Date. Any Excess Interest Collections allocated to the 2011 Collateral Certificate as a result of any such Interest Shortfall shall be allocated pro rata among all Series of Notes with remaining shortfalls of Series Available Interest Amounts Shortfalls on the basis of such remaining shortfalls up to the amount of such shortfalls. If the aggregate Excess Available Interest Amounts for such Transfer Date for all Series of Notes in a particular Excess Interest Sharing Group is greater than the aggregate amount of Series Available Interest Amounts Shortfalls for such Transfer Date for all Series in that Excess Interest Sharing Group, the excess shall (i) with respect to any Transfer Date related to a Due Period prior to the 1995 Trust Termination Date, be deemed Excess Interest Collections with respect to the 2011 Collateral Certificate and allocated in accordance with the 1995 Pooling and Servicing Agreement or (ii) with respect to any Transfer Date related to a Due Period after the 1995 Trust Termination Date, be distributed to the Depositor or the Certificateholders in accordance with the Trust Agreement.

(c) Interest Reallocation Groups. Finance Charge Collections and other amounts specified in the Indenture Supplement for each Series in a particular Interest Reallocation Group shall be reallocated to cover interest and expenses related to each such Series as specified in the related Indenture Supplement.

Section 5.03 Shared Enhancement Series.

A Shared Enhancement Series is a group of discrete issuances of Notes, called Sub-Classes, that share Collections and certain other amounts and share in the same credit enhancement as is specified in the Indenture Supplement for each Sub-Class in such Shared Enhancement Series. Such sharing may take the form, among others, of Classes of Notes of one or more Series in a particular Shared Enhancement Series issued from time to time which are subordinate to other Classes issued at the same or at different times in the same or in different Series in such Shared Enhancement Series.

Section 5.04 Payments within a Series or Class. All payments of principal, interest or other amounts to Holders of the Notes of a Series or Class will be made in accordance with the related Indenture Supplement.

Section 5.05 Final Payment. Each Class of Notes will be considered to be paid in full, the Holders of such Class of Notes will have no further right or claim, and the Issuing Entity will have no further obligation or liability with respect to such Class of Notes, on the earliest to occur of:

(a) the date of the payment in full of the Stated Principal Amount of and all accrued interest on that Class of Notes;

(b) the date on which the Outstanding Principal Amount of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made on such date, is reduced to zero, and all accrued interest on such Notes is paid in full; or

(c) on the Legal Final Maturity Date of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made in connection therewith.

Section 5.06 Net Deposits. The parties to the Basic Documents may make any remittances pursuant to this Indenture, any Indenture Supplement and the other Basic Documents net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

ARTICLE VI

SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES HELD BY THE

ISSUING ENTITY OR NFSC

Section 6.01 Satisfaction and Discharge of Indenture. This Indenture will cease to be of further effect with respect to any Series or Class of Notes, except as to (a) any surviving rights of transfer or exchange of Notes of that Series or Class expressly provided for herein or in the form of Note for that Series or Class, (b) the rights of Noteholders to receive payments of principal thereof and interest thereon, (c) Sections 11.03, 11.13, 11.15 and 14.01 and (d) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuing Entity, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to that Series or Class, when:

(a) all Notes of that Series or Class theretofore authenticated and delivered (other than (A) Notes of that Series or Class which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (B) Notes of that Series or Class for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuing Entity and thereafter repaid to the Issuing Entity or discharged from that trust, as provided in Section 11.03) have been delivered to the Indenture Trustee canceled or for cancellation;

(b) the Issuing Entity has paid or caused to be paid all other sums payable hereunder (including payments to the Indenture Trustee pursuant to Section 8.07) by the Issuing Entity with respect to the Notes of that Series or Class; and

(c) the Issuing Entity has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel and, if required by the Trust Indenture Act, an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of Section 1.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that Series or Class have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any Series or Class of Notes, the obligations of the Issuing Entity to the Indenture Trustee with respect to that Series or Class under Section 8.07 and the obligations of the Indenture Trustee under Sections 6.02 and 11.03 will survive such satisfaction and discharge.

Section 6.02 Application of Trust Money. All money and obligations deposited with the Indenture Trustee pursuant to Section 6.01 or Section 6.03 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the Series or Class of Notes in respect of which it was deposited, this Indenture and the applicable Indenture Supplement, to the payment, either directly or through any Paying Agent (including the Issuing Entity acting as its own Paying Agent) to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee; but that money and obligations need not be segregated from other funds held by the Indenture Trustee except to the extent required herein or required by law.

Section 6.03 Cancellation of Notes Held by the Issuing Entity or NFSC. If the Issuing Entity, NFSC or any of their Affiliates holds any Notes, that Holder may, subject to any provisions of a related Indenture Supplement limiting the repayment of subordinated Classes of Notes, if any, by notice from that Holder to the Indenture Trustee cause that Note to be canceled, whereupon (a) the Note will no longer be Outstanding, and (b) if the 2011 Collateral Certificate is still outstanding, the Issuing Entity will cause the Invested Amount of the 2011 Collateral Certificate to be reduced by an amount equal to the Nominal Liquidation Amount of that cancelled Note.

ARTICLE VII

EVENTS OF DEFAULT AND REMEDIES

Section 7.01 Events of Default. “Event of Default,” wherever used herein, means with respect to any Series or Class of Notes, any one of the following events, unless such event is either expressly stated to be inapplicable to a particular Series or Class or specifically deleted or modified in the applicable Indenture Supplement creating such Series or Class of Notes or in the form of Note for such Series or Class:

(a) a default by the Issuing Entity in the payment of any interest on such Notes when such interest becomes due and payable, and continuance of such default for a period of five (5) Business Days following the date on which such interest became due and payable;

(b) a default by the Issuing Entity in the payment of the Outstanding Principal Amount of such Notes at the applicable Legal Final Maturity Date;

(c) a default in the performance, or breach, of any material covenant or warranty of the Issuing Entity in this Indenture in any material respect in respect of the Notes of such Series or Class (other than a covenant or warranty in respect of the Notes of such Series or Class a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular Series or Class of Notes being deemed to be in respect of the Notes of all Series or Classes for this purpose, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Depositor and the Issuing Entity by the Indenture Trustee or to the Depositor, the Issuing Entity and the Indenture Trustee by the Holders of at least 25% in Outstanding Principal Amount of the Outstanding Notes of such Series or Class, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder and, as a result of such default, the interests of the Holders of the Notes of such Series or Class are materially and adversely affected and continue to be materially and adversely affected during the ninety (90) day period;

(d) the entry of an order for relief against the Issuing Entity under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Issuing Entity a bankrupt or insolvent under any other applicable federal or state law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuing Entity under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuing Entity or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of one hundred and twenty (120) consecutive days;

(e) the consent by the Issuing Entity to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuing Entity or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuing Entity in furtherance of any such action; or

(f) with respect to any Series or Class, any additional Event of Default specified in the Indenture Supplement for such Series or Class as applying to such Series or Class, or specified in the form of Note for such Series or Class.

The Issuing Entity shall deliver to any authorized officer of the Indenture Trustee, within five (5) days after knowledge thereof, written notice in the form of an Officer’s Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuing Entity is taking or proposes to take with respect thereto.

Section 7.02 Acceleration of Maturity; Rescission and Annulment.

(a) If an Event of Default described in clause (a), (b), (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to less than all Series and Classes of Notes then Outstanding) of Section 7.01 occurs and is continuing with respect to any Series or Class, then and in each and every such case, unless the principal of all the Notes of such Series or Class shall have already become due and payable, either the Indenture Trustee or Noteholders evidencing not less than a majority of the Outstanding Principal Amount of the Controlling Class of the Series of Notes to which such Event of Default relates, by notice in writing to the Issuing Entity (and to the Indenture Trustee if given by such Holders), may declare the Outstanding Principal Amount of all the Notes of such Series then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture, the related Indenture Supplement or in the Notes of such Series to the contrary notwithstanding. Such payments are subject to Article V and the allocation, deposits and payment sections of the related Indenture Supplement.

(b) If an Event of Default described in clause (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to all Series of Notes then Outstanding) of Section 7.01 occurs and is continuing, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Indenture Trustee or the Majority Holders, by notice in writing to the Issuing Entity (and to the Indenture Trustee if given by Holders), may declare the Outstanding Principal Amount of all the Notes then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, notwithstanding anything in this Indenture, the related Indenture Supplements or the Notes to the contrary.

(c) If an Event of Default described in clause (d) or (e) of Section 7.01 occurs and is continuing, then the Notes of all Series and Classes will automatically be and become immediately due and payable by the Issuing Entity, without notice or demand to any Person, and the Issuing Entity will automatically and immediately be obligated to pay off the Notes.

(d) At any time after such a declaration of acceleration of maturity has been made with respect to the Notes of any Series and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article VII, Noteholders evidencing not less than a majority of the Outstanding Principal Amount of the Controlling Class of such Series of Notes to which such Event of Default relates, by written notice to the Issuing Entity and the Indenture Trustee, may rescind and annul such declaration and its consequences if the Issuing Entity (or the Servicer, in the case of subsection iv herein) has deposited with the Indenture Trustee a sum sufficient to pay (i) all overdue installments of interest on the Notes of such Series, (ii) the principal of any Notes of such Series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such Series, to the extent that payment of such interest is lawful, (iii) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such Series to the extent that payment of such interest is lawful and (iv) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 8.07; and all Events of Default with respect to such Series of Notes, other than the nonpayment of the principal of the Notes of such Series which has become due solely by such acceleration, have been cured or waived as provided in Section 7.16. No such rescission will affect any subsequent default or impair any right consequent thereon.

Section 7.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. The Issuing Entity covenants that if:

(a) the Issuing Entity defaults in the payment of interest on any Series or Class of Notes when such interest becomes due and payable and such default continues for a period of five (5) Business Days following the date on which such interest became due and payable, or

(b) the Issuing Entity defaults in the payment of the principal of any Series or Class of Notes at the Legal Final Maturity Date thereof, and any such default continues beyond any specified grace period provided with respect to such Series or Class of Notes, the Issuing Entity will, upon demand of the Indenture Trustee, pay (subject to the priorities and funds after giving effect to the allocation provided in Article V, this Article VII, the Pooling and Servicing Agreement and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Holders of any such Notes of the affected Series or Class, the whole amount then due and payable on any such Notes for principal and interest, with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, (i) in the case of Interest-Bearing Notes, at the rate of interest applicable to the Stated Principal Amount thereof, unless otherwise specified in the applicable Indenture Supplement; and (ii) in the case of Discount Notes, as specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 8.07. If the Issuing Entity fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuing Entity or any other obligor upon the Notes of such Series or Class and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

Section 7.04 Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuing Entity or any other obligor upon the Notes or the property of the Issuing Entity or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee will have made any demand on the Issuing Entity for the payment of overdue principal or interest) will be entitled and empowered, by intervention in such proceedings or otherwise, (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 8.07) and of the Noteholders allowed in such judicial proceeding, and (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and in the event that the Indenture Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 8.07. Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 7.05 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes of any Series or Class may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes of such Series or Class or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Notes of the Series or Class in respect of which such judgment has been recovered.

Section 7.06 Application of Money Collected. Any money or other property collected by the Indenture Trustee with respect to a Series or Class of Notes pursuant to this Article VII following the acceleration of the Notes of the affected Series or Class, will be applied in accordance with Section 7.07, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such Series or Class and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

Section 7.07 Remedies.

(a) On and prior to the 1995 Trust Termination Date, following an acceleration of any Series or Class of Notes, the Issuing Entity will continue to hold the 2011 Collateral Certificate and apply distributions on the 2011 Collateral Certificate in accordance with the regular distribution provisions pursuant to Article V of this Indenture (and the related Indenture Supplements), except that principal will be paid on the accelerated Series of Notes to the extent (x) funds are received from the 1995 Master Trust and available to the accelerated Series after giving effect to all allocations and reallocations and (y) payment is permitted by the subordination provisions of the senior Notes, if any, of the same Series.

(b) Following the 1995 Trust Termination Date, if an Event of Default shall have occurred and shall be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 7.02, the Indenture Trustee may (but shall not be required to, unless it is directed in writing by Holders of 100% of the Outstanding Principal Amount of an accelerated Series) do one or more of the following (subject to Section 7.08):

(i) institute a proceeding, judicial or otherwise, in its own name and as trustee of an express trust for the collection of all amounts then due and payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuing Entity and any other obligor upon such Notes monies adjudged due;

(ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series;

(iii) at its own election or at the written direction of Noteholders evidencing not less than a majority of the Outstanding Principal Amount of the Controlling Class of such Series (or such other percentage as may be provided in the related Indenture Supplement), institute foreclosure proceedings from time to time with respect to the portion of the Collateral which secures such Notes by causing the Issuing Entity to sell to a Permitted Assignee an amount of Dealer Notes with a principal amount not in excess of the Collateral Amount of the accelerated Series and related assets of the Collateral in accordance with Section 7.19, but only if the proceeds of such sale shall be sufficient to pay principal of and interest on such Notes in full; and

(iv) at the written direction of the Holders of 100% of the Outstanding Principal Amount of an accelerated Series (or such other percentage as may be provided in the related Indenture Supplement), institute foreclosure proceedings from time to time with respect to the portion of the Collateral that secures the related Notes, regardless of the sufficiency of the proceeds thereof, by causing the Issuing Entity to sell to a Permitted Assignee an amount of Dealer Notes and other portions of the Collateral equal to the Collateral Amount of the accelerated Series or such other amount as is required by the related Indenture Supplement, in each case in accordance with Section 7.19 (each of the actions described in this clause (iv) and clause (iii) above, being a “Foreclosure Remedy”).

In determining such sufficiency or insufficiency with respect to clauses (iii) and (iv) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose and shall have no liability for any actions it takes in reliance on such opinion.

(c) Following the 1995 Trust Termination Date, any money or property collected by the Indenture Trustee pursuant to this Article V following the acceleration of the maturities of the Notes of the affected Series pursuant to Section 7.02 (so long as such declaration has not been rescinded or annulled) shall be paid out or treated in the following order:

(i) FIRST: (A) to the Indenture Trustee for amounts due under Section 8.07 and the applicable Indenture Supplement and (B) to the Owner Trustee for amounts due under Section 6.9 of the Trust Agreement;

(ii) SECOND: as Collections (allocated between Principal Collections and Dealer Finance Charge Collections pro rata in accordance with the outstanding aggregate principal balance and accrued but unpaid finance charges of all Dealer Notes held by the Issuing Entity as of the last day of the immediately preceding Due Period) and distributed, together with any amounts then held in the Collections Account, Excess Funding Account and any Supplemental Accounts for such Series and any amounts available under any Enhancement for such Series, as payments to the Holders of the Notes of such Series and the Enhancement Provider for such Series in accordance with the terms of this Indenture, the related Indenture Supplement and the Enhancement for such Series. Following the sale of the Collateral (or portion thereof) pursuant to Section 7.07(b) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collections Account, the Excess Funding Account and any Supplemental Accounts for such Series as are allocated to such Series and any amounts available under the Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Indenture and the Notes of such Series shall no longer be Outstanding.

(d) In its exercise of the Foreclosure Remedy pursuant to Section 7.07(b), the Indenture Trustee shall solicit bids from Permitted Assignees for the sale of the Collateral (or interests therein) in an amount equal to the Collateral Amount of the affected Series of Notes at the time of sale or such other amount as is required by the related Indenture Supplement. The Indenture Trustee may obtain the advice of an independent investment banking or accounting firm of national reputation in soliciting such bids and shall have no liability for any actions it takes in reliance on such advice. Before soliciting bids, the Indenture Trustee may request (at the sole cost and expense of the Permitted Assignee) an opinion of counsel from each Permitted Assignee to the effect that its purchase of the Collateral (or interests therein) shall not cause the Issuing Entity to be treated as an association (or a publicly traded partnership) taxable as a corporation for United States federal income tax purposes, and the Indenture Trustee shall have no obligation to solicit bids from any Permitted Assignee that has not furnished the requested opinion. The Depositor or any of its Affiliates who are Permitted Assignees shall be entitled to participate in, and to receive from the Indenture Trustee, a copy of each other bid submitted in connection with such bidding process; provided, that (i) at least one participant other than the Depositor and any of its Affiliates must submit a bona fide offer and (ii) the Depositor and any of its Affiliates are prohibited from bidding an amount which exceeds fair value of such Collateral. Subject to Section 7.07(b)(iii) above, the Indenture Trustee must sell such Collateral to the bidder with the highest cash purchase offer. The proceeds of any such sale must be applied in accordance with Section 7.07(c).

Section 7.08 Optional Preservation of Trust Estate. If the Notes of any Series have been declared to be due and payable under Section 7.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received direction from the Noteholders pursuant to Sections 7.07 and 7.15, the Indenture Trustee may, but need not, elect to maintain possession of all or any portion of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on such affected Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of all or any portion of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 7.09 [Reserved].

Section 7.10 Limitation on Suits. No Holder of any Note of any Series or Class will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such Series or Class;

(b) the Holders of not less than a majority of the Outstanding Principal Amount of the Controlling Class of such Series have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of a majority of the Outstanding Principal Amount of the Controlling Class of such Series;

it being understood and intended that not one or more Holders of Notes of such Series or Class will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such Series or Class, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such Series or Class.

Section 7.11 Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse. Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of interest on such Notes as it becomes due and payable and the principal of such Note on the Legal Final Maturity Date expressed in the related Indenture Supplement and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to NFSC, the Indenture Trustee, the Owner Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuing Entity to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to Article V and the allocation and payment provisions of the Indenture Supplements.

Section 7.12 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or such Noteholder for any reason, then and in every such case the Issuing Entity, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

Section 7.13 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 7.14 Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 7.15 Control by Noteholders. The Holders of not less than a majority of the Outstanding Principal Amount of the Controlling Class of a Series of Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such Series, provided that:

(a) the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith will, by an Indenture Trustee Authorized Officer, determine that the proceedings so directed would involve it in personal liability or be prejudicial to the Holders not taking part in such direction,

(b) subject to the express terms of Section 7.07, any direction given to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Principal Amount of the Notes of such Series,

(c) if the Indenture Trustee elects to retain the Trust Estate pursuant to Section 7.08, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Principal Amount of the Notes of such Series to sell or liquidate the Trust Estate shall be of no force and effect, and

(d) the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

Section 7.16 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the of the Notes of the affected Series as provided in Section 7.02, the Holders of not less than a majority of the Outstanding Principal Amount of the Controlling Class of such Series may on behalf of the Holders of all the Notes of such Series waive any past default hereunder or under the related Indenture Supplement with respect to such Series and its consequences, except a default not theretofore cured:

(a) in the payment of the principal of or interest on any Note of such Series, or

(b) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note of such Series.

Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

Section 7.17 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Outstanding Principal Amount of the Outstanding Notes of any Series or Class to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Legal Final Maturity Date expressed in such Note or the applicable Indenture Supplement.

Section 7.18 Waiver of Stay or Extension Laws. The Issuing Entity covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuing Entity (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 7.19 Sale of Trust Estate.

(a) The method, manner, time, place and terms of any sale of Dealer Notes (or interest therein) pursuant to Section 7.07(b) must be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

(b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuing Entity in connection with any sale of Dealer Notes pursuant to Section 7.07(b)(iii) and (iv). No purchaser or transferee at any such sale is required to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies. Any funds collected shall be applied first in accordance with Section 7.07(c) and second in accordance with the applicable Indenture Supplement.

Section 7.20 Performance and Enforcement of Certain Obligations.

(a) Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuing Entity agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the Servicer of their respective obligations to the Issuing Entity under or in connection with the Pooling and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuing Entity under or in connection with the Pooling and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor or the Servicer of each of their obligations under the Pooling and Servicing Agreement.

(b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of a majority of the Outstanding Principal Amount of the Controlling Class of each such Series shall, exercise all rights, remedies, powers, privileges and claims of the Issuing Entity against the Depositor or the Servicer under or in connection with the Pooling and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Servicer of each of their obligations to the Issuing Entity thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Pooling and Servicing Agreement, and any right of the Issuing Entity to take such action shall be suspended.

(c) Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuing Entity agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by NFC of its obligations to the Depositor under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuing Entity under or in connection with the Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by NFC of its obligations under the Purchase Agreement.

(d) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of a majority of the Outstanding Principal Amount of the Controlling Class of each such Series of Notes shall, exercise all rights, remedies, powers, privileges and claims of the Depositor against NFC under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by NFC of its obligations to the Depositor thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement, and any right of the Depositor to take such action shall be suspended.

ARTICLE VIII

THE INDENTURE TRUSTEE

Section 8.01 Certain Duties and Responsibilities.

(a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of any Series or Classes, and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee.

(b) In the absence of bad faith or negligence on its part, the Indenture Trustee may, with respect to Notes of any Series or Class, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

(c) In case an Event of Default with respect to any Series or Class of Notes has occurred and is continuing, the Indenture Trustee will exercise with respect to the Notes of such Series or Class such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(d) No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this subsection (d) will not be construed to limit the effect of subsection (a) of this Section;

(ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii) the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority of the Outstanding Principal Amount of the Controlling Class of the applicable Series relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of such Series or Class; and

(iv) no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

(e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section.

Section 8.02 Notice of Defaults. Within thirty (30) days after the occurrence of an Event of Default hereunder with respect to Notes of any Series or Class:

(a) the Indenture Trustee will transmit by mail to all Registered Noteholders of such Series or Class, as their names and addresses appear in the Note Register, notice of such Event of Default hereunder known to the Indenture Trustee, and

(b) the Indenture Trustee will give prompt written notification thereof to the Issuing Entity (who shall promptly forward such notice to the Rating Agencies);

Section 8.03 Certain Rights of Indenture Trustee. Except as otherwise provided in Section 8.01:

(a) the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate from the Issuing Entity;

(c) whenever in the administration of this Indenture the Indenture Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d) the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuing Entity, personally or by agent or attorney, and the Issuing Entity shall cause the Servicer to pay the costs incurred by the Indenture Trustee in connection therewith, and the Indenture Trustee shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuing Entity in connection with the filing of such financing statements or continuation statements;

(i) the Indenture Trustee shall not be deemed to have notice of any Event of Default unless an Indenture Trustee Authorized Officer has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Indenture Trustee at its Corporate Trust Office, and such notice references the Notes and this Indenture;

(j) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(k) the Indenture Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

(l) in no event shall the Indenture Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 8.04 Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuing Entity, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuing Entity of Notes or the proceeds thereof.

Section 8.05 May Hold Notes. The Indenture Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuing Entity, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 8.08 and 8.13, may otherwise deal with the Issuing Entity with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

Section 8.06 Money Held in Trust. Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the other Issuing Entity Documents. The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuing Entity.

Section 8.07 Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.

(a) The Issuing Entity shall cause the Servicer pursuant to the Pooling and Servicing Agreement:

(i) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable out of pocket expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance that is caused by its negligence, willful misconduct or bad faith; and

(iii) (A) to indemnify the Indenture Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuing Entity, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee will have no recourse to any asset of the Issuing Entity other than funds available pursuant to Section 7.06 or to any Person other than the Servicer or the Issuing Entity and (B) on and after the Effective Date, the Issuing Entity shall cause the Servicer to indemnify the Indenture Trustee in accordance with Section 7.04 of the Pooling and Servicing Agreement.

(b) This Section will survive the termination of this Indenture and the resignation or replacement of the Indenture Trustee under Section 8.10. When the Indenture Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 8.08 Disqualification; Conflicting Interests. If the Indenture Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Indenture Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Indenture Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

Section 8.09 Corporate Indenture Trustee Required; Eligibility. The Indenture Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. There will at all times be an Indenture Trustee hereunder with respect to each Series or Class of Notes, which will be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, and having a long term unsecured debt rating of at least BBB- by Standard & Poor’s and Baa3 by Moody’s. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuing Entity may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuing Entity, serve as Indenture Trustee. If at any time the Indenture Trustee with respect to any Series or Class of Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 8.10 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 8.11.

(b) The Indenture Trustee may resign with respect to any Series or Class of Notes at any time by giving written notice thereof to the Issuing Entity. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. The expenses of such petition shall be paid by the Servicer in accordance with Section 8.07.

(c) The Indenture Trustee may be removed at any time by a Noteholder Act of the Majority Holders, delivered to the Indenture Trustee and to the Issuing Entity. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, such Majority Holders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. The expenses of such petition shall be paid by the Servicer in accordance with Section 8.07.

(d) If at any time:

(i) the Indenture Trustee fails to comply with Section 310(b) of the Trust Indenture Act with respect to any Series or Class of Notes after written request therefor by the Issuing Entity or by any Noteholder who has been a bona fide Holder of a Note of that Series or Class for at least 60 days, or

(ii) the Indenture Trustee ceases to be eligible under Section 8.09 with respect to any Series or Class of Notes and fails to resign after written request therefor by the Issuing Entity or by any such Noteholder, or

(iii) the Indenture Trustee otherwise becomes legally incapable of acting with respect to any Series or Class of Notes, or

(iv) the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

(A) the Issuing Entity may remove the Indenture Trustee, with respect to the Series or Class, or in the case of clause (iv), with respect to all Series or Classes, or (B) subject to Section 7.10, any Noteholder who has been a bona fide Holder of a Note of such Series or Class for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to such Series or Class and the appointment of a successor Indenture Trustee with respect to the Series or Class, or, in the case of clause (iv), with respect to all Series and Classes.

(e) If the Indenture Trustee resigns, is removed or otherwise becomes legally incapable of acting with respect to any Series or Class of Notes, or if a vacancy shall occur in the office of the Indenture Trustee with respect to any Series or Class of Notes for any cause, the Issuing Entity will promptly appoint a successor Indenture Trustee for that Series or Class of Notes. If a successor Indenture Trustee with respect to such Series or Class does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, Issuing Entity or majority of the Holders of such Series or Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to such Series or Class. The expenses of such petition shall be paid by the Servicer in accordance with Section 8.07.

(f) The Issuing Entity will give written notice of each resignation and each removal of the Indenture Trustee with respect to any Series or Class and each appointment of a successor Indenture Trustee with respect to any Series or Class to each Noteholder as provided in Section 1.05 and to each Rating Agency. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

Section 8.11 Acceptance of Appointment by Successor. Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuing Entity and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to the Rating Agencies, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective with respect to any Series or Class as to which it is resigning or being removed as Indenture Trustee, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to any such Series or Class; but, on request of the Issuing Entity or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges hereunder, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder with respect to all or any such Series or Class. Upon request of any such successor Indenture Trustee, the Issuing Entity will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes of one or more (but not all) Series or Classes, the Issuing Entity, the predecessor Indenture Trustee and each successor Indenture Trustee with respect to the Notes of any applicable Series or Class will execute and deliver an Indenture Supplement which will contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes of any Series or Class as to which the predecessor Indenture Trustee is not being succeeded will continue to be vested in the predecessor Indenture Trustee, and will add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such Indenture Supplement will constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee will be Indenture Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee. No successor Indenture Trustee with respect to any Series or Class of Notes will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible with respect to that Series or Class under this Article.

Section 8.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Issuing Entity will give prompt written notice of such merger, conversion, consolidation or succession to the Rating Agencies. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

Section 8.13 Preferential Collection of Claims Against Issuing Entity. If and when the Indenture Trustee shall be or become a creditor of the Issuing Entity (or any other obligor upon the Notes), the Indenture Trustee will be subject to the provisions of Section 311 of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

Section 8.14 Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding, the Indenture Trustee, with the approval of the Issuing Entity and prior written notice to the Administrator and the Servicer, may appoint an Authenticating Agent or Agents with respect to one or more Series or Classes of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such Series or Classes in connection with the issuance, deliveries, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee’s certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent, including any certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuing Entity and will at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuing Entity itself, subject to supervision or examination by a federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section. The initial Authenticating Agent for the Notes of all Series and Classes will be the Indenture Trustee. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuing Entity. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuing Entity. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuing Entity, may appoint a successor Authenticating Agent which will be acceptable to the Issuing Entity and will give notice to each Noteholder as provided in Section 10.09. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section. The Issuing Entity shall cause the Servicer to pay to each Authenticating Agent reasonable compensation for its services under this Section. If an appointment with respect to one or more Series or Classes is made pursuant to this Section, the Notes of such Series or Classes may have endorsed thereon, in addition to the Indenture Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Notes of the Series or Classes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:
As Authenticating Agent

By:
Indenture Trustee Authorized Officer

Section 8.15 Tax Returns. In the event the Issuing Entity shall be required to file tax returns, the Administrator pursuant to the Administration Agreement shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee or the Trust Beneficiary for signature at least five (5) days before such tax returns are due to be filed. The Issuing Entity, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five (5) days prior to the date it is required by law to be distributed to Noteholders. The Indenture Trustee, upon written request, will furnish the Servicer with all such information known to the Indenture Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuing Entity, and shall, upon request, execute such returns. In no event shall the Indenture Trustee or the Owner Trustee be personally liable for any liabilities, costs or expenses of the Issuing Entity or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

Section 8.16 Representations and Covenants of the Indenture Trustee. The Indenture Trustee represents, warrants and covenants that:

(i) The Indenture Trustee is a New York banking corporation duly organized and validly existing under the laws of the State of New York;

(ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and the other Issuing Entity Documents to which it is a party; and

(iii) Each of this Indenture and other Issuing Entity Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

Section 8.17 Custody of the 2011 Collateral Certificate. The 2011 Collateral Certificate shall be registered in the name of the Indenture Trustee and shall be delivered to and held by the Indenture Trustee in the State of New York separate and apart from all other property held by the Indenture Trustee. The Indenture Trustee shall hold such of the Collateral as constitutes an Eligible Investment in accordance with Section 4.03(c). All other Collateral that constitutes investment property shall be held by the Indenture Trustee through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York. Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not hold any Collateral through an agent except as expressly permitted by this Section 8.17 and Section 4.03(c). Each term used in this Section 8.17 and defined in the New York UCC shall have the meaning set forth in the New York UCC.

Section 8.18 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 8.18, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.10.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.19 Regulation AB; Regulatory Reporting Obligations.

(a) The Indenture Trustee agrees to cooperate in good faith with the Depositor and shall deliver (and, to the extent required by applicable law, rule or regulation, cause each of its subcontractors, if any, to deliver) to the Depositor any information reasonably requested by the Depositor regarding the Indenture Trustee which is required in order to enable the Depositor to comply, in each case to the extent applicable to the Depositor, with Regulation AB or any Securities Act or Exchange Act disclosure or reporting obligations or other similar regulatory law, rule or regulation applicable to the Depositor as it relates to the Indenture Trustee or to the Indenture Trustee’s obligations under this Indenture. The obligations of the Indenture Trustee to provide such information with respect to the period of time during which it served as Indenture Trustee shall survive the removal or termination of the Indenture Trustee hereunder.

(b) The Indenture Trustee shall provide prompt notice to NFC and the Depositor of all demands communicated and received by the Indenture Trustee for the repurchase or replacement of any Dealer Note for breach of the representations and warranties concerning such Dealer Note. The Indenture Trustee shall, upon receipt of a written request of either NFC or the Depositor, provide notification to NFC and the Depositor with respect to any actions taken by the Indenture Trustee or determinations made by the Indenture Trustee, in each case, with respect to any such demand communicated to the Indenture Trustee in respect of any Dealer Note, such notifications to be provided by the Indenture Trustee as soon as practicable and in any event within 5 Business Days of receipt of such request or such other time frame as may be mutually agreed to by the Indenture Trustee and NFC or the Depositor, as applicable. The Indenture Trustee and the Issuing Entity acknowledge and agree that the purpose of this Section 8.19 is to facilitate compliance by NFC and the Depositor with Rule 15Ga-1 under the Exchange Act, as amended, and Items 1104(e) and 1121(c) of Regulation AB to the extent applicable (the “Repurchase Rules and Regulations”). The Indenture Trustee acknowledges that interpretations of the requirements of the Repurchase Rules and Regulations may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by NFC and the Depositor in good faith for delivery of information in its possession under these provisions on the basis of evolving interpretations of the Repurchase Rules and Regulations. The Indenture Trustee shall cooperate fully with NFC and the Depositor to deliver any and all records and any other information in its possession necessary in the good faith determination of NFC and the Depositor to permit them to comply with the provisions of Repurchase Rules and Regulations. In no event shall the Indenture Trustee have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

ARTICLE IX

NOTEHOLDERS’ MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE,

ISSUING ENTITY AND TRUST BENEFICIARY

Section 9.01 Issuing Entity To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuing Entity will furnish or cause to be furnished to the Indenture Trustee:

(a) not more than fifteen (15) days after each Note Record Date, in such form as the Indenture Trustee may reasonably require, a list of the names, addresses and taxpayer identification numbers of the Registered Noteholders of such Series or Classes as of such date, provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished; and

(b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after the receipt by the Issuing Entity of any such request, a list of similar form and content as of a date not more than fifteen (15) days before the time such list is furnished, provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 9.02 Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 9.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as the Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 9.01 upon receipt of a new list so furnished.

(b) The Noteholders may communicate, pursuant to Section 312(b) of the Trust Indenture Act, with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuing Entity, the Indenture Trustee and the Note Registrar shall have the protection of Section 312(c) of the Trust Indenture Act.

Section 9.03 Reports by Indenture Trustee. If required by Section 313(a) of the Trust Indenture Act, within sixty (60) days after each February 1 beginning with February 1, 2012, the Indenture Trustee shall mail to each Noteholder as required by Section 313(c) of the Trust Indenture Act a brief report dated as of such date that complies with Section 313(a) of the Trust Indenture Act. The Indenture Trustee shall also comply with Section 313(b) of the Trust Indenture Act. A copy of each report at the time of its mailing to the Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuing Entity shall notify the Indenture Trustee if and when the Notes are listed on a stock exchange.

Section 9.04 Meetings of Noteholders; Amendments and Waivers.

(a) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuing Entity as holder of the 2011 Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the majority of the Holders of that Series or Class, as the case may be. For any vote, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Series Supplement to be given or taken by the holder of the 2011 Collateral Certificate, any resolution presented at any meeting at which the Majority Holders of all Outstanding Notes is present may be adopted by the affirmative vote of the Majority Holders of all Outstanding Notes. However, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the Holders of not less than a specified percentage in aggregate Outstanding Principal Amount of Outstanding Notes of a Series or Class or all Notes may be adopted at any meeting at which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Principal Amount of the Outstanding Notes of that Series or Class or all Outstanding Notes, as the case may be. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected Series or Class.

(b) The quorum at any meeting will be persons holding or representing the majority of the Holders of a Series or Class or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning a consent, waiver, request, demand, notice, authorization, direction or other action that may be given by the Holders of not less than a specified percentage in aggregate Outstanding Principal Amount of the Outstanding Notes of a Series or Class or all Notes, as applicable, the persons holding or representing such specified percentage in aggregate Outstanding Principal Amount of the Outstanding Notes of such Series or Class or all Notes will constitute a quorum.

(c) The ownership of Registered Notes will be proved by the Note Register.

(d) The Issuing Entity may make reasonable rules for other matters relating to action by or a meeting of Noteholders not otherwise covered by this Section.

Section 9.05 Reports by Issuing Entity to the Commission. The Issuing Entity will:

(a) file with the Indenture Trustee, within fifteen (15) days after the Issuing Entity is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuing Entity may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuing Entity is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuing Entity with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(c) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in Trust Indenture Act § 313(c)) such summaries of any information, documents and reports required to be filed by the Issuing Entity pursuant to clauses (a) and (b) of this Section 9.05 as may be required by rules and regulations prescribed from time to time by the Commission.

Delivery of such reports, information and documents to the Indenture Trustee under this Section 9.05 is for informational purposes only and the Indenture Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuing Entity’s compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officers’ Certificates).

Section 9.06 Reports by Indenture Trustee to Issuing Entity. The Indenture Trustee will report to the Issuing Entity with respect to the amount on deposit in the Accounts, and the identity of the investments included therein, as the Issuing Entity may from time to time reasonably request which, absent the occurrence of an Event of Default hereunder, will not occur more often than monthly.

Section 9.07 Distributions and Reports to Noteholders. Distributions shall be made to, and reports shall be provided to, the Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Note Record Date.

ARTICLE X

INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND SERVICING

AGREEMENT AND AMENDMENTS TO THE TRUST AGREEMENT

Section 10.01 Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes but with prior notice to each Rating Agency, the Issuing Entity and the Indenture Trustee, at any time and from time to time, upon delivery of the Tax

Opinions and upon delivery by the Issuing Entity to the Indenture Trustee of an Officer’s Certificate to the effect that the Servicer reasonably believes that such amendment will not have a material adverse effect on the interests of the Noteholders and is not reasonably expected to have material adverse effect on the interests of the Noteholders at any time in the future, may amend this Indenture or any Indenture Supplement or enter into one or more supplemental Indentures hereto or thereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

(a) to add to the covenants of the Issuing Entity, or to surrender any right or power herein conferred upon the Issuing Entity for the benefit of the Holders of the Notes of any or all Series or Classes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Series or Classes of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series or Classes); or

(b) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any Indenture Supplement, or to make any other provisions with respect to matters or questions arising under this Indenture; or

(c) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

(d) to establish any form of Note, as provided in Article II, and to provide for the issuance of any Series or Class of Notes as provided in Article III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Notes of any Series or Class; or

(e) to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder with respect to one or more Series or Classes of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to Sections 8.10 and 8.18; or

(f) to add any additional Early Redemption Events or Events of Default in respect of the Notes of any or all Series or Classes (and if such additional Events of Default are to be in respect of less than all Series or Classes of Notes, stating that such Events of Default are expressly being included solely for the benefit of one or more specified Series or Classes); or

(g) to provide for the transfer of assets in the 1995 Master Trust to the Issuing Entity after the termination of all series of Investor Certificates (other than the 2011 Collateral Certificate); or

(h) if the 2011 Collateral Certificate is the only Outstanding Investor Certificate issued by the 1995 Master Trust, to dissolve the 1995 Master Trust and terminate the 1995 Pooling and Servicing Agreement, permit the Issuing Entity to acquire the Dealer Notes directly and amend all documents to reflect the direct ownership of the Dealer Notes by the Issuing Entity.

Additionally, notwithstanding any provision of this Article X to the contrary, this Indenture or any Indenture Supplement may be amended without the consent of the Indenture Trustee or any of the Noteholders, upon delivery of the Tax Opinions, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes under this Indenture or any Indenture Supplement; provided, however, that (i) the Issuing Entity shall deliver to the Indenture Trustee and the Owner Trustee an Officer’s Certificate to the effect that the Servicer reasonably believes that such amendment will not have a material adverse effect on the interests of the Noteholders and is not reasonably expected to have a material adverse effect on the interests of the Noteholders at any time in the future and (ii) the Rating Agency Condition shall have been satisfied with respect to each outstanding Series of Notes.

Section 10.02 Supplemental Indentures with Consent of Noteholders. With prior notice to each applicable Rating Agency and the consent of not less than 50% in Outstanding Principal Amount of each Series of Notes affected by such amendment of this Indenture or any Indenture Supplement or any supplemental Indenture hereto or thereto, by a Noteholder Act of said Holders delivered to the Issuing Entity and the Indenture Trustee, the Issuing Entity and the Indenture Trustee, upon delivery of the Tax Opinions, may enter into an amendment of this Indenture or such Indenture Supplement for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes of each such Series or Class under this Indenture or any Indenture Supplement; provided, however, that no such amendment or supplemental Indenture will, without the consent of the Holder of each Outstanding Note affected thereby:

(a) change the scheduled Transfer Date of any payment of interest on any Note, or change an Expected Principal Distribution Date or Legal Final Maturity Date of any Note;

(b) reduce the Stated Principal Amount of, or the interest rate on any Note, or change the method of computing the Outstanding Principal Amount or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

(c) reduce the amount of a Discount Note payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or upon the acceleration of its maturity;

(d) impair the right to institute suit for the enforcement of any payment on any Note;

(e) reduce the percentage in Outstanding Principal Amount of the Outstanding Notes of any Series or Class, the consent of whose Holders is required for any such Indenture Supplement, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences, provided for in this Indenture;

(f) modify any of the provisions of this Section or Section 7.16, except to increase any percentage of Holders required to consent to any such amendment or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(g) permit the creation of any lien or other encumbrance on the Collateral that secures any Class of Notes that is prior to the lien in favor of the Holders of the Notes of such Class;

(h) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable Indenture Supplement;

(i) change the method of computing the amount of principal of, or interest on, any Note on any date; or

(j) make any other amendment not permitted by Section 10.01.

An amendment of this Indenture or an Indenture Supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series or Class of Notes, or which modifies the rights of the Holders of Notes of such Series or Class with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Notes of any other Series or Class.

It will not be necessary for any Noteholder Act of Noteholders under this Section to approve the particular form of any proposed amendment or supplemental Indenture, but it will be sufficient if such Noteholder Act will approve the substance thereof.

Promptly after amendment pursuant to this Section 10.02 is complete, the Indenture Trustee shall provide written notice to the Noteholders of such amendment.

Section 10.03 Execution of Indenture Supplements. In executing or accepting the additional trusts created by any amendment of this Indenture or Indenture Supplement or any supplemental Indenture hereto or thereto permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be provided with, and (subject to Section 8.01) will be fully protected in relying upon, a Tax Opinion stating that the execution of such amendment or supplemental Indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not (except to the extent required in the case of an amendment or supplemental Indenture entered into under Sections 10.01(d) or 10.01(f)) be obligated to, enter into any such amendment or supplemental Indenture which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 10.04 Effect of Indenture Supplements. Upon the execution of any amendment of this Indenture or Indenture Supplement or any supplemental Indenture under this Article, this Indenture will be modified in accordance therewith with respect to each Series or Class of Notes affected thereby, or all Notes, as the case may be, and such amendment or supplemental Indenture will form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

Section 10.05 Conformity with Trust Indenture Act. Every amendment of this Indenture or Indenture Supplement or any supplemental Indenture executed pursuant to this Article will conform to the requirements of the Trust Indenture Act as then in effect.

Section 10.06 Reference in Notes to Indenture Supplements. Notes authenticated and delivered after the execution of any amendment of this Indenture or Indenture Supplement or any supplemental Indenture pursuant to this Article may, and will, if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental Indenture. If the Issuing Entity will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuing Entity, to any such amendment or supplemental Indenture may be prepared and executed by the Issuing Entity and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Section 10.07 Amendments to the Pooling and Servicing Agreement. By their acceptance of a Note, the Noteholders acknowledge that the Pooling and Servicing Agreement may be amended pursuant to Section 11.01 thereof.

Section 10.08 Amendments to the Trust Agreement. By their acceptance of a Note, the Noteholders acknowledge that the Trust Agreement may be amended pursuant to Sections 8.1 and 8.2 thereof.

Section 10.09 Notices. If the Indenture Trustee, as holder of the 2011 Collateral Certificate for the benefit of the Noteholders, receives a request for a consent to any amendment, modification, waiver or supplement under this Indenture, the Pooling and Servicing Agreement, the Trust Agreement, the 1995 Pooling and Servicing Agreement or other document contemplated herein, the Indenture Trustee will forthwith provide notice of such proposed amendment, modification, waiver or supplement, as provided in this Section 10.09, to each Noteholder as of such date that is entitled to vote on a consent to such matter and to the Issuing Entity (who shall promptly forward (or cause the Administrator to forward on its behalf) such notice to each Rating Agency). The Indenture Trustee will request from such Noteholders directions as to (i) whether or not the Indenture Trustee should take or refrain from taking any action which the holder of the 2011 Collateral Certificate has the option to direct, (ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such 2011 Collateral Certificate and (iii) the casting of any vote with respect to the 2011 Collateral Certificate or the Noteholders of a Series or Class if a vote has been called for with respect thereto; provided, that, in directing any action or casting any vote or giving any consent as the holder of the 2011 Collateral Certificate, the Indenture Trustee will vote or consent with respect to such 2011 Collateral Certificate the applicable series or class, as the case may be, in the same proportion as the Notes were actually voted by Holders thereof as notified by such Noteholders to the Indenture Trustee at least two (2) Business Days before the Indenture Trustee takes such action or casts such vote or gives such consent.

For purposes of any vote or consent under the 1995 Pooling and Servicing Agreement or any supplement thereto:

(i) that requires the consent or vote of each Investor Certificateholder, each Noteholder will be treated as an Investor Certificateholder under the 1995 Pooling and Servicing Agreement and any related supplement thereto;

(ii) that requires the consent or vote of any series of Investor Certificates, each Series of Notes will be treated as a series of Investor Certificates under the 1995 Pooling and Servicing Agreement and any related supplement thereto; and

(iii) that requires the consent or vote of any class of Investor Certificates, each Class of Notes will be treated as a class of Investor Certificates under the 1995 Pooling and Servicing Agreement and any related supplement thereto.

ARTICLE XI

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUING ENTITY

AND THE PAYING AGENT

Section 11.01 Payment of Principal and Interest. With respect to each Series or Class of Notes, the Issuing Entity will duly and punctually pay the principal of and interest on such Notes in accordance with their terms, this Indenture and any applicable Indenture Supplement and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture and any applicable Indenture Supplement for the benefit of, the Notes of such Series or Class in all material respects.

Section 11.02 Maintenance of Office or Agency. The Issuing Entity will maintain an office, agency or Paying Agent in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuing Entity in respect of the Notes and this Indenture may be served. The Issuing Entity will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuing Entity will fail to maintain such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuing Entity hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

Section 11.03 Money for Note Payments to be Held in Trust. The Paying Agent, on behalf of the Indenture Trustee, will make distributions to Noteholders from the Collections Account or other applicable Account pursuant to the provisions of Article V of this Indenture or any Indenture Supplement and will report the amounts of such distributions to the Indenture Trustee. Any Paying Agent will have the revocable power to withdraw funds from the Collections Account or other applicable Account for the purpose of making the distributions referred to above. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect. The Paying Agent upon removal will return all funds in its possession to the Indenture Trustee.

The Issuing Entity will cause each Paying Agent (other than the Indenture Trustee) for any Series or Class of Notes to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section, that such Paying Agent will:

(a) hold all sums held by it for the payment of principal of or interest on Notes of such Series or Class in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

(b) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuing Entity (or any other obligor upon the Notes of such Series or Class) in the making of any such payment of principal or interest on the Notes of such Series or Class;

(c) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d) immediately resign as a Paying Agent and, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section required to be met by a Paying Agent at the time of its appointment; and

(e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuing Entity may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any Series or Class of Notes or for any other purpose, pay, or by an Officer’s Certificate direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuing Entity or such Paying Agent in respect of each and every Series or Class of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuing Entity in respect of all Notes, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuing Entity or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuing Entity, in trust for the payment of the principal of or interest on any Note of any Series or Class and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuing Entity upon request in an Officer’s Certificate, or (if then held by the Issuing Entity) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuing Entity for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuing Entity as trustee thereof, will thereupon cease. The Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuing Entity give notice to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in Section 10.09, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than thirty (30) days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuing Entity free of the trust formerly impressed upon it.

The Issuing Entity initially authorizes the Indenture Trustee to act as Paying Agent for the Notes on its behalf. The Issuing Entity may at any time and from time to time authorize one or more Persons (including the Indenture Trustee) to act as Paying Agent in addition to or in place of the Indenture Trustee with respect to any Series or Class of Notes issued under this Indenture.

Each Paying Agent will at all times be subject to the eligibility criteria applicable to the Indenture Trustee specified in Sections 8.08 and 8.09.

Section 11.04 Statement as to Compliance. The Issuing Entity will deliver to the Indenture Trustee and the Rating Agencies, on or before April 15th of each year or within ten Business Days of the Issuing Entity’s discovery of an event discussed in this Section 11.04, beginning with April 15, 2012, a written statement signed by an Issuing Entity Authorized Officer stating that:

(a) in the course of the performance by the signer of his or her duties as officer of the Issuing Entity he or she would normally obtain knowledge of a breach of any of the Issuing Entity’s covenants contained in this Agreement; and

(b) whether he or she has obtained knowledge of any such breach of covenant, and, if so, specifying each such breach of covenant of which the signer has knowledge and the nature thereof.

Section 11.05 Legal Existence. The Issuing Entity will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other related instrument or agreement.

Section 11.06 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuing Entity will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 11.07 Compliance with Laws. The Issuing Entity will comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuing Entity to perform its obligations under the Notes or this Indenture.

Section 11.08 Notice of Events of Default. The Issuing Entity agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Depositor of its respective obligations under the Pooling and Servicing Agreement and any default of an Enhancement Provider.

Section 11.09 Certain Negative Covenants. The Issuing Entity will not:

(a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Code or other applicable tax law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed on any part of the Collateral;

(b) sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by the Indenture Trustee, except as expressly permitted by this Indenture, any Indenture Supplement, or the Trust Agreement;

(c) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

(d) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof; or

(e) permit the lien in favor of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider created by this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics, or similar lien) in the Collateral; or

(f) voluntarily dissolve or liquidate in whole or in part.

Section 11.10 No Other Business. The Issuing Entity will not engage in any business other than as permitted under the Trust Agreement.

Section 11.11 No Borrowing. The Issuing Entity will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for borrowed money except for the Notes.

Section 11.12 Rule 144A Information. For so long as any of the Notes of any Series or Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Exchange Act, the Issuing Entity agrees to provide to any Noteholder of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Exchange Act.

Section 11.13 Performance of Obligations.

(a) The Issuing Entity will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Trust Agreement or such other instrument or agreement.

(b) The Issuing Entity will punctually perform and observe all of its obligations and agreements contained in this Indenture, any Indenture Supplement, the Pooling and Servicing Agreement, the Trust Agreement and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. The Issuing Entity may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuing Entity shall be deemed to be action taken by the Issuing Entity. Initially, the Issuing Entity has contracted with the Administrator to assist the Issuing Entity in performing its duties under this Indenture.

(c) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuing Entity agrees (i) that it will not, without the prior written consent of the Indenture Trustee and a majority in Outstanding Amount of the Notes of each affected Series or Class, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Issuing Entity Documents). If any such amendment, modification, waiver, supplement, termination or surrender shall be so consented to by the Indenture Trustee and such Noteholders, the Issuing Entity agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as are necessary or appropriate in the circumstances.

Section 11.14 Issuing Entity May Consolidate, Etc., Only on Certain Terms.

(a) The Issuing Entity shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuing Entity) formed by or surviving such consolidation or merger (i) shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia, (ii) shall not be subject to regulation as an “investment company” under the Investment Company Act and (iii) shall expressly assume, by an Indenture Supplement, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuing Entity to be performed or observed;

(ii) immediately after giving effect to such transaction, no Event of Default or Early Redemption Event shall have occurred and be continuing;

(iii) the Issuing Entity shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such Indenture Supplement comply with this Section 11.14, (ii) all conditions precedent in this Section 11.14 relating to such transaction have been complied with (including any filing required by the Securities Exchange Act), and (iii) such Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against such person;

(iv) the Rating Agency Condition shall have been satisfied with respect to each outstanding Series of Notes as a result of such consolidation or merger;

(v) the Issuing Entity shall have received a Tax Opinion (and shall have delivered copies thereof to the Indenture Trustee);

(vi) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vii) such action shall not be contrary to the status of the Issuing Entity as a qualified special purpose entity under existing accounting literature.

Provided, however, that the preceding subsection (a) shall not apply to the consolidation or merger of the Issuing Entity and the 1995 Master Trust.

(b) The Issuing Entity shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuing Entity the conveyance or transfer of which is hereby restricted (the “Acquiring Person”) shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, or the District of Columbia, (B) expressly assume, by an Indenture Supplement, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein, (C) expressly agree by means of such Indenture Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such Indenture Supplement, expressly agree to indemnify, defend and hold harmless the Issuing Entity against and from any loss, liability or expense arising under or related to this Indenture and the Notes, (E) expressly agree by means of such Indenture Supplement that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Securities Exchange Act in connection with the Notes and (F) not be an “investment company” as defined in the Investment Company Act;

(ii) immediately after giving effect to such transaction, no Event of Default or Early Redemption Event shall have occurred and be continuing;

(iii) the Rating Agency Condition shall have been satisfied with respect to each outstanding Series of Notes as a result of such conveyance or transfer;

(iv) the Issuing Entity shall have received a Tax Opinion (and shall have delivered copies thereof to the Indenture Trustee);

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuing Entity shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such Indenture Supplement comply with this Section 11.14, the Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Securities Exchange Act).

Section 11.15 Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuing Entity substantially as an entirety in accordance with Section 11.14 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuing Entity) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuing Entity under this Indenture with the same effect as if such Person had been named as the Issuing Entity herein. In the event of any such conveyance or transfer, the Person named as the Issuing Entity in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 11.15 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuing Entity shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness. And such Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against such Acquiring Person.

Section 11.16 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Trust Agreement, the Issuing Entity shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 11.17 Capital Expenditures. The Issuing Entity shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 11.18 Restricted Payments. The Issuing Entity shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuing Entity or otherwise with respect to any ownership or equity interest or security in or of the Issuing Entity or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuing Entity may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Issuing Entity Documents and (y) payments to the Indenture Trustee pursuant to Section 8.07 hereof.

Section 11.19 Derivative Instruments. If the Issuing Entity enters into any interest rate swap or derivative instrument (each, a “derivative instrument”) in connection with its issuance of a Series of Notes, such derivative instrument shall be entered into at the time of issuance of such Series of Notes, at the time of issuance shall not have a notional amount in excess of the Stated Principal Amount of such Notes and is not thereafter expected to exceed such Stated Principal Amount Outstanding from time to time, shall not require the Issuing Entity to make discretionary decisions (other than decisions relating to the servicing of the Dealer Notes) and shall have characteristics that relate to and are intended to hedge (partly or fully) against some risk or risks related to such Series of Notes or the Dealer Notes or Eligible Investments.

ARTICLE XII

EARLY REDEMPTION OF NOTES

Section 12.01 Applicability of Article. Unless otherwise specified in the applicable Indenture Supplement related to a Series or Class of Notes, pursuant to the terms of this Article, the Issuing Entity will redeem and pay, provided that funds are available, each affected Series or Class of Notes upon the occurrence of any Early Redemption Event. Unless otherwise specified in the applicable Indenture Supplement relating to a Series or Class of Notes, or in the form of Notes for such Series or Class, the following are “Early Redemption Events:”

(a) any of the Depositor, Navistar, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Depositor, Navistar, NIC or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Depositor, Navistar, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Depositor, Navistar, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(b) any order for relief against any of the Depositor, Navistar, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Depositor, Navistar, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Depositor, Navistar, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(c) prior to the 1995 Trust Termination Date, the 1995 Master Trust becomes an investment company within the meaning of the Investment Company Act;

(d) the Issuing Entity becomes an investment company within the meaning of the Investment Company Act; or

(e) with respect to any Series or Class of Notes, any additional Early Redemption Event specified in the Indenture Supplement for such Series or Class as applying to such Series or Class.

The redemption price of a Class of Notes so redeemed will equal the Outstanding Principal Amount of such Class, plus accrued interest and unpaid, or, in the case of Discount Notes, principal accreted but unpaid on those Notes, to but excluding the date of redemption, the payment of which will be subject to Article V, Article VII and the allocations, deposits and payments sections of the related Indenture Supplement.

If the Issuing Entity is unable to pay the redemption price in full on the Distribution Date following the end of the Due Period in which the Early Redemption Event occurs, monthly payments on such Class of Notes will thereafter be made on each following Business Day until the Outstanding Principal Amount of such Class, plus all accrued and unpaid interest, is paid in full or the Legal Final Maturity Date occurs, whichever is earlier, subject to Article V, Article VII and the allocations, deposits and payments provisions of the related Indenture Supplement. Any funds in any Supplemental Account for a redeemed Class will be applied to make the principal and interest payments on that Class on the redemption date, subject to Article V, Article VII and the allocations, deposits and payments sections of the related Indenture Supplement. Principal payments on redeemed Classes will be made in accordance with the related Indenture Supplement.

Section 12.02 Notice. Promptly after the occurrence of any Early Redemption Event, the Issuing Entity will notify the Indenture Trustee and the Rating Agencies in writing of the identity, Stated Principal Amount and Outstanding Principal Amount of the affected Series or Class of Notes to be redeemed. Notice of redemption will promptly be given as provided in Section 10.09. All notices of redemption will state (a) the date on which the redemption of the applicable Series or Class of Notes pursuant to this Article will begin, which will be the Distribution Date next following the end of the Due Period in which the applicable Early Redemption Event occurs, (b) the redemption price for such Series or Class of Notes, which will be equal to the Outstanding Principal Amount of such Series or Class plus interest accrued or principal accreted and unpaid (if any), the payment of which will be subject to Article V, Article VII and the allocations, deposits and payments provisions of the related Indenture Supplement and (c) the Series or Class of Notes to be redeemed pursuant to this Article.

ARTICLE XIII

COLLATERAL

Section 13.01 Recording, Etc.

(a) The Issuing Entity intends the Security Interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Collateral. Subject to Section 13.03, the Issuing Entity will take all actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Indenture Trustee. The Issuing Entity will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Issuing Entity, and will take such other action necessary or advisable to:

(i) grant a Security Interest more effectively in all or any portion of the Collateral;

(ii) maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

(iv) enforce the 2011 Collateral Certificate and the Dealer Notes, the Enhancement Agreements and each other instrument or agreement included in the Collateral;

(v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties; or

(vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

(b) The Issuing Entity will from time to time promptly pay and discharge all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance. The Issuing Entity hereby designates the Indenture Trustee its agent and attorney-in-fact to execute upon the Issuing Entity’s failure to do so, any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

(c) Without limiting the generality of clause (a)(ii) or (a)(iii):

(i) The Issuing Entity will cause this Indenture, all amendments and supplements hereto and/or all financing statements and continuation statements and any other necessary documents covering the Indenture Trustee’s right, title and interest to the Collateral to be promptly recorded, registered and filed, and at all times to be kept, recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee to all property comprising the Collateral. The Issuing Entity will deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

(ii) Within 30 days after the Issuing Entity makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (c)(i) seriously misleading within the meaning of Section 9-506 (or any comparable provision) of the UCC, the Issuing Entity will give the Indenture Trustee notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee’s security interest in the Collateral.

(d) The Issuing Entity will give the Indenture Trustee prompt notice of any relocation of its chief executive office, place of business or State of location, and any change in the jurisdiction of its organization, and whether, as a result of such relocation or change, the applicable provision of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Indenture Trustee’s security interest in the Collateral. The Issuing Entity will at all times maintain its chief executive office within the United States.

(e) The duty of the Indenture Trustee to execute any instrument required pursuant to this Section will arise only if the Indenture Trustee has knowledge of the type described in Section 7.01(c) of any default of the Issuing Entity in complying with the provisions of this Section.

Section 13.02 Trust Indenture Act Requirements. The release of any Collateral from the lien created by this Indenture or the release of, in whole or in part, such liens, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the

Collateral or liens are released pursuant to the terms hereof. The Indenture Trustee and each of the Noteholders and any applicable Enhancement Provider acknowledge that a release of Collateral or liens in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the Security Interests in contravention of the terms of this Indenture. To the extent applicable, without limitation, the Issuing Entity and each other obligor on the Notes will cause Trust Indenture Act Section 314(d) relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by Trust Indenture Act Section 314(d) may be made by an officer of the appropriate obligor, except in cases in which Trust Indenture Act Section 314(d) requires that such certificate or opinion be made by an independent person.

Section 13.03 Suits To Protect the Collateral. Subject to the provisions of this Indenture, the Indenture Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Indenture Trustee may deem expedient to preserve or protect the interests of the Noteholders and any applicable Enhancement Provider and the interests of the Indenture Trustee and the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders of the Notes or the Indenture Trustee). No counterparties to an Enhancement Agreement may direct the Indenture Trustee to enforce the Security Interest. Each Enhancement Provider’s rights consist solely of the right to receive collections allocated for its benefit pursuant to the related Indenture Supplement.

Section 13.04 Purchaser Protected. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Indenture Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuing Entity or any other obligor, as applicable, to make any such sale or other transfer.

Section 13.05 Powers Exercisable by Receiver or Trustee. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuing Entity or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuing Entity or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article.

Section 13.06 Determinations Relating to Collateral. In the event (i) the Indenture Trustee shall receive any written request from the Issuing Entity or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuing Entity’s or any other obligor’s obligations with respect thereto or (ii) there shall be due to or from the

Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or (iii) the Indenture Trustee shall become aware of any nonperformance by the Issuing Entity or any other obligor of any covenant or any breach of any representation or warranty of the Issuing Entity or any other obligor set forth in this Indenture, then, in each such event, the Indenture Trustee shall be entitled to hire experts, consultants, agents and attorneys to advise the Indenture Trustee on the manner in which the Indenture Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Indenture Trustee pursuant to Section 8.07). The Indenture Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders.

Section 13.07 Release of Collateral.

(a) Subject to the payment of its fees and expenses pursuant to Section 8.07, the Indenture Trustee will, at the request of the Issuing Entity or when otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article will be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

(b) Upon delivery of an Officer’s Certificate certifying that the Issuing Entity’s obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article, the Indenture Trustee will (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuing Entity or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interests created by this Indenture, (ii) to the extent applicable, provide a certificate or opinion required by Trust Indenture Act Section 314(d) and (iii) not to be deemed to hold the Security Interests for the benefit of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider.

(c) NFSC and the Noteholders will be entitled to receive at least ten (10) days written notice when the Indenture Trustee proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Indenture Trustee will also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with, and such action does not materially and adversely impair security for the Notes or the rights of Noteholders in contravention of the provisions of the Indenture. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Section 13.08 Certain Actions by Indenture Trustee. Any action taken by the Indenture Trustee pursuant to this Article in respect of the release of Collateral will be taken by the Indenture Trustee as its interest in such Collateral may appear, and no provision of this Article is intended to, or will, excuse compliance with any provision hereof.

Section 13.09 Opinions as to Collateral.

(a) On the Closing Date and each issuance date for a new Series, the Issuing Entity will furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and maintain the perfection of the Security Interest granted by this Indenture in favor of the Indenture Trustee and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest perfected.

(b) On or before April 15th in each calendar year, beginning in 2012, the Issuing Entity will furnish to the Indenture Trustee an Opinion of Counsel with respect to each Uniform Commercial Code financing statement which has been filed by the Issuing Entity either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and Security Interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and Security Interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any Indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and Security Interest of this Indenture until April 15th in the following calendar year.

Section 13.10 Delegation of Duties. The Issuing Entity may contract with or appoint other Persons (including NFSC and its Affiliates) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate will be deemed to be action taken by the Issuing Entity.

ARTICLE XIV

MISCELLANEOUS

Section 14.01 No Petition. The Indenture Trustee, by entering into this Indenture, each Enhancement Provider, by designating that the obligations of the Issuing Entity pursuant to the applicable Enhancement Agreement are secured by the Collateral, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against NFSC, the 1995 Master Trust or the Issuing Entity, or join in any institution against NFSC, the 1995 Master Trust or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any Enhancement Agreement. The foregoing shall not limit the right of the Indenture Trustee to file in or otherwise take any action with respect to any insolvency proceeding that was instituted against NFSC, the 1995 Master Trust or the Issuing Entity by any Person other than the Indenture Trustee.

Section 14.02 Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).

Section 14.03 Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by Deutsche Bank Trust Company Delaware not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any Person claiming by, through or under them and (iv) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Indenture or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, NFSC or any other beneficiary of the Issuing Entity or any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse may be had solely to the Collateral pledged to secure the Notes issued by the Issuing Entity.

Section 14.04 Tax Treatment. The Issuing Entity and the Noteholders agree that the Notes are intended to be debt for federal, state and local income, franchise and single business tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

Section 14.05 Actions Taken by the Issuing Entity. Any and all actions that are to be taken by the Issuing Entity may be taken by either the Trust Beneficiary, the Administrator or the Owner Trustee on behalf of the Issuing Entity.

Section 14.06 Alternate Payment Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuing Entity, with the written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuing Entity will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments or notices, as applicable, to be made in accordance with such agreements.

Section 14.07 Termination of Issuing Entity. The Issuing Entity and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 14.08(b), as provided in the Trust Agreement.

Section 14.08 Final Distribution.

(a) The Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month or such other date specified in an Indenture Supplement in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Note Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

(b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Issuing Entity), except as otherwise provided in this paragraph, all funds then on deposit in any Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collections Account or any Supplemental Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuing Entity any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuing Entity, Noteholders entitled to the money must look to the Issuing Entity for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 14.09 Termination Distributions. Upon the termination of the Issuing Entity pursuant to the terms of the Trust Agreement, the Indenture Trustee shall release, assign and convey to the Trust Beneficiary or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 14.08(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Trust Beneficiary to vest in the Trust Beneficiary or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

Section 14.10 Enhancement Provider as Third-Party Beneficiary. Each Enhancement Provider is a third-party beneficiary of this Indenture to the extent specified in the applicable Enhancement Agreement or Indenture Supplement.

Section 14.11 Limitation of Confidentiality. Notwithstanding anything in this Agreement or the other Basic Documents to the contrary, each of the undersigned parties (and each affiliate and person acting on behalf of any such party) agree that each party (and each employee, representative, and other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions consummated pursuant to the Basic Documents (the “Transactions”) and all materials of any kind (including opinions or other tax analyses) that are provided to such party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Transactions, (ii) the identities of participants or potential participants in the Transactions, (iii) the existence or status of any negotiations related to the Transactions, (iv) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the Transactions), or (v) any other term or detail not relevant to the tax treatment or the tax structure of the Transactions.

Section 14.12 Subordination. The Issuing Entity and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of the Issuing Entity and does not represent an interest in any assets (other than the Trust Estate) of NFSC (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Estate and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent NFSC enters into other securitization transactions, the Issuing Entity as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interests therein) (other than the Trust Estate) conveyed or purported to be conveyed by NFSC to another Person in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, the Issuing Entity or any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through NFSC, or any other person owned thereby, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through NFSC, or any other Person owned thereby, then the Issuing Entity and each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of NFSC which under the terms of the relevant documents relating to the securitization of such Other Assets are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against NFSC or any other Person owned by NFSC), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 14.12 and the terms of this Section 14.12 may be enforced by an action for specific performance.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee and not in its individual capacity

	By:	/s/ Michele HY Voon
	Name:	Michele HY Voon
	Title:	Attorney-in-fact

	By:	/s/ Ellen Jean-Baptiste
	Name:	Ellen Jean-Baptiste
	Title:	Attorney-in-fact

THE BANK OF NEW YORK MELLON, as Indenture Trustee and not in its individual capacity

By:	/s/ Michael Burack
Name:	Michael Burack
Title:	Senior Associate

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Assistant Treasurer

EXHIBIT A

FORM OF INVESTMENT LETTER

[Date]

The Bank of New York Mellon

as Indenture Trustee,

101 Barclay Street, Floor 8W

New York, New York 10286

Attention: Corporate Trust ABS Unit

Navistar Financial Dealer Note Master Owner Trust II

c/o Navistar Financial Securities Corporation,

as Trust Beneficiary

c/o Navistar Financial Corporation, as Administrator

425 Martingale Road

Schaumburg, IL 60173

Attention: General Counsel

Re:	Purchase of $ principal amount of Navistar Financial Dealer Note Master Owner Trust II, Series , Class Notes

Ladies and Gentlemen:

In connection with our purchase of the above Notes (the “Notes”) we confirm that:

1. We understand that the Notes are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

2. Any information we desire concerning the Notes or any other matter relevant to our decision to purchase the Notes has been made available to us.

3. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we (and any account for which we are purchasing under paragraph (4) below) are able to bear the economic risk of an investment in the Notes. We (and any account for which we are purchasing under paragraph (4) below) are an “accredited investor” (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act).

4. We are acquiring the Notes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

5. We agree that the Notes must be held indefinitely by us unless subsequently registered under the Securities Act or an exemption from any registration requirements of the Securities Act and any applicable state securities law is available;

6. We agree that in the event that at some future time we wish to dispose of or exchange any of the Notes (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Notes unless:

(a)(i) the sale is of at least U.S. $100,000 principal amount of Notes to an Eligible Purchaser (as defined below), (ii) a letter to substantially the same effect as paragraphs (1), (2), (3), (4), (5) and (6) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

(b) the Notes are transferred pursuant to Rule 144 under the Securities Act by us after we have held them for more than three years; or

(c) the Notes are sold in any other transaction that does not require registration under the Securities Act and, if the Issuing Entity, the Servicer, the Indenture Trustee or the Note Registrar so requests, we theretofore have furnished to such party a Opinion of Counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

(d) the Notes are transferred pursuant to an exception from the registration requirements of the Securities Act under Rule 144A under the Securities Act; and

7. We understand that the Notes will bear a legend to substantially the following effect:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.”

8. We hereby represent and warrant that either (a) we are not acquiring the Notes with the assets of (i) an “employee benefit plan” as defined in Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to the provisions of Title I of ERISA, (ii) a “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or plan in such entity or (iv) any other plan that is subject to any law that is substantially similar to ERISA or Section 4975 of the Code or (b) the acquisition and holding of the Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar applicable law.

This legend may be removed if the Issuing Entity, the Indenture Trustee and the Note Registrar have received an Opinion of Counsel satisfactory to them, in form and substance satisfactory to them, to the effect that the legend may be removed.

“Eligible Purchaser” means either an Eligible Dealer (as defined below) or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. “Eligible Dealer” means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture dated as of                 , 200__, between Navistar Financial Dealer Note Master Owner Trust II and The Bank of New York Mellon, as Indenture Trustee.

Very truly yours,

(Name of Purchaser)

By
(Authorized officer)

EXHIBIT B-1

FORM OF CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE TRUSTEE

BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR DELIVERY OF

DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A TEMPORARY

GLOBAL NOTE

Navistar Financial Dealer Note Master Owner Trust II, Series             , Class              Notes

[Insert title or sufficient description of Notes to be delivered]

We refer to that portion of the Temporary Global Note in respect of the Series            , Class              Notes to be exchanged for Definitive Notes (the “Submitted Portion”) pursuant to this certificate (the “Notes”) as provided in the Indenture dated as of November 2, 2011, (as amended and supplemented, the “Indenture”) in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person’s beneficial interest either (a) from such person, substantially in the form of Exhibit B-2 to the Indenture, or (b) from                                  ,             , substantially in the form of Exhibit B-3 to the Indenture, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.

We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: , ,

[as operator of the Euroclear System] [Clearstream, Luxembourg]

By

EXHIBIT B-2

FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR

CLEARSTREAM, LUXEMBOURG WITH RESPECT TO REGISTERED NOTES SOLD

TO QUALIFIED INSTITUTIONAL BUYERS

Navistar Financial Dealer Note Master Owner Trust II, Series             , Class              Notes

In connection with the initial issuance and placement of the Series             , Class              Notes (the “Notes”), an institutional investor in the United States (an “institutional investor”) is purchasing [U.S.$/(pound)/(U)/SF] aggregate principal amount of the Notes hold in our account at [                                                                                 , as operator of the Euroclear System] [Clearstream, Luxembourg] on behalf of such investor. We reasonably believe that such institutional investor is an eligible institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

[We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

The Definitive Notes in respect of this certificate are to be issued in registered form in the minimum denomination of [U.S.$/(pound)/(U)/SF] and such Definitive Notes (and, unless the Indenture or terms document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.”

Dated:                              ,             ,

[ ]

By
Authorized officer

EXHIBIT B-3

FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR

CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES, OTHER

THAN A QUALIFIED INSTITUTIONAL BUYER

Navistar Financial Dealer Note Master Owner Trust II, Series             , Class              Notes

This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the Series             , Class              Notes held by you for our account (the “Notes”) (i) are owned by a person that is a United States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165- 12(c)(1)(v)) (a “financial institution”) purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.

This certificate excepts and does not relate to [U.S.$/(pound)/(U)/SF] principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Notes in such principal amount cannot be made until we are able to so certify.

We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, “United States” means the United States of America, including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and “United States Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

Dated:                              ,             ,

By
Name:

As, or as agent for, the beneficial owner(s) of the interest in the Notes to which this certificate relates.